UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4803
Oppenheimer Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 9/30/2011

Item 1. Reports to Stockholders.

September 30, 2011

Oppenheimer

# Limited Term Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Management Limited Term Commentary and Municipal Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements “If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.” Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Healthcare	17.0%
Tobacco-Master Settlement Agreement	17.0
Marine/Aviation Facilities	12.9
Electric Utilities	7.5
General Obligation	5.2
Sales Tax Revenue	3.5
Government Appropriation	3.3
Gas Utilities	3.2
Multifamily Housing	2.9
Industrial Conglomerates	2.7
Portfolio holdings are subject to change. Percentages are as of September 30, 2011, and are based on total assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	2.3%
AA	16.2
A	33.2
BBB	36.9
BB or lower	5.8
Unrated	5.6

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
11 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended September 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a 12-month period characterized by market volatility in the first half and solid performance relative to equities in the second half, the municipal bond market was a strong performer. The Class A shares of Oppenheimer Limited Term Municipal Fund produced a total return of 3.99% at net asset value for the reporting period (0.35% with sales charge), with tax-free income providing all of the positive total return.
     The distribution yield of this Fund’s Class A shares was 5.04% at NAV, 297 basis points higher than the average in its peer category. This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. In all, Oppenheimer Limited Term Municipal Fund distributed 73.2 cents per Class A share, including a small amount of taxable income.
     The charts on pages 15 to 18 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     As of September 30, 2011, the hospital/health care sector represented 17.0% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector was the strongest contributor to the Fund’s total return this reporting period.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, also represented 17.0% of the Fund’s total assets as of September 30, 2011.1 Our long-term view of
1. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Nonetheless, national credit ratings agencies downgraded some MSA-backed securities this reporting period, a development that increased sector volatility. As of September 30, 2011, market movements and downgrades of holdings in this sector caused the Fund’s below-investment-grade holdings to exceed the 5% threshold it seeks. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of below-investment-grade bonds is once again below 5% of total assets.
     Importantly, the tobacco sector contributed positively to the Fund’s total return this reporting period, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     Also this reporting period, the Fund remained invested in securities used to finance marine and aviation facilities. Many of these bonds are high-grade investments that are backed by revenues from terminals, maintenance facilities and other port and airport projects. As of September 30, 2011, 12.9% of the Fund’s total assets were invested in this sector, which contributed positively to the Fund’s total return this reporting period.
     Securities issued in the Commonwealth of Puerto Rico represented 10.9% of the Fund’s net assets as of September 30, 2011. These securities, which are exempt from federal, state and local income taxes, are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education. Better fiscal management has helped Puerto Rico significantly reduce pressure on its municipal bonds and we remain confident in Puerto Rico’s ability to collect taxes and make its bond payments.
     The Fund’s holdings in municipal bonds issued by electric and gas utilities represented 7.5% and 3.2% of total assets, respectively, at the end of this reporting period. It has been our experience that bonds issued by utilities have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. Both of these sectors performed well this reporting period and were positive contributors to the Fund’s overall performance.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 5.2% of the Fund’s total assets as of September 30, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. Despite facing some pricing pressure, our holdings had a positive impact on the Fund’s total return this reporting period.
13 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     All sectors but two were positive contributors to the Fund this reporting period. The two exceptions were education and student housing, which represented a touch more than 1% of the Fund’s total assets as of September 30, 2011, and had a very slight, negative impact on total return.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on January 31, 2011. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market and the Consumer Price Index, a non-securities index that measures change in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
14 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.
15 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.
17 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvestment of dividends and capital gains, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.
18 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Limited Term Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 9/11/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/31/11. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2011	September 30, 2011	September 30, 2011

Class A	$1,000.00	$1,059.00	$4.29
Class B	1,000.00	1,054.50	8.74
Class C	1,000.00	1,055.10	8.28
Class Y	1,000.00	1,060.40	3.00

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.91	4.21
Class B	1,000.00	1,016.60	8.58
Class C	1,000.00	1,017.05	8.12
Class Y	1,000.00	1,022.16	2.94
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended September 30, 2011 are as follows:

Class	Expense Ratios

Class A	0.83%
Class B	1.69
Class C	1.60
Class Y	0.58
The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2011

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Municipal Bonds and Notes—100.3%
Alabama—1.9%
$310,000	AL Drinking Water Finance Authority	6.000%	08/15/2021	10/31/2011	A	$310,627
2,425,000	AL HFA (South Bay Apartments)	5.950	02/01/2033	02/01/2012	A	2,458,368
145,000	Bayou La Batre, AL Utilities Board (Water & Sewer)	5.750	03/01/2027	10/31/2011	A	145,078
40,000	Bessemer, AL GO	6.250	02/01/2024	10/31/2011	A	40,068
80,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)	5.625	05/15/2017	10/31/2011	A	80,126
155,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)	6.000	05/15/2019	10/31/2011	A	155,212
4,900,000	Bessemer, AL Medical Clinic Board (Bessemer Carraway Medical Center)	7.250	04/01/2015	10/31/2011	A	4,915,876
65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.000	12/01/2021	02/01/2021	B	43,795
100,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)	5.375	06/01/2017	10/28/2011	A	100,400
85,000	Courtland, AL Industrial Devel. Board (Champion International Corp.)	6.000	08/01/2029	11/30/2011	A	85,009
2,000,000	Courtland, AL Industrial Devel. Board (International Paper Company)	5.000	11/01/2013	11/01/2013		2,123,020
3,280,000	Courtland, AL Industrial Devel. Board (International Paper Company)	5.800	05/01/2022	05/01/2014	A	3,331,627
9,000,000	Courtland, AL Industrial Devel. Board (International Paper Company)	6.250	08/01/2025	08/01/2013	A	9,254,700
200,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)	7.000	02/01/2036	02/01/2019	A	200,996
7,470,000	Huntsville, AL Health Care Authority, Series A	5.500	06/01/2025	06/01/2020	A	8,075,444
5,260,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	01/01/2018		5,233,279
4,180,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	01/01/2019		4,128,628
6,860,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	01/01/2021		6,805,463
1,445,000	Jefferson County, AL Sewer	5.250	02/01/2015	02/01/2015		1,374,918
290,000	Jefferson County, AL Sewer	5.625	02/01/2022	07/18/2021	B	233,331
700,000	Marshall County, AL Health Care Authority	5.750	01/01/2032	01/01/2013	A	706,363
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	02/15/2012	A	51,306
2,095,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)	6.250	03/01/2013	03/01/2013		2,068,854
15,756,000	Morgan County-Decatur, AL Health Care Authority (Decatur General Hospital)	6.375	03/01/2024	10/31/2011	A	15,774,119
115,000	Satsuma, AL Waterworks & Sewer Board	6.000	07/01/2025	10/31/2011	A	115,133
22 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Alabama Continued
$500,000	Selma, AL Industrial Devel. Board (International Paper Company)	6.700%	03/01/2024	10/31/2011	A	$503,685
55,000	Tuskegee, AL Utilities Board	5.500	02/01/2016	10/31/2011	A	55,128
150,000	Tuskegee, AL Utilities Board	5.500	02/01/2022	10/31/2011	A	150,167

						68,520,720

Alaska—0.5%
25,000	AK HFC (Veterans Mtg.)	5.200	12/01/2014	06/01/2012	A	25,386
10,000	AK Industrial Devel. & Export Authority (Lake Dorothy Hydroelectric)	5.250	12/01/2021	12/01/2011	A	10,001
500,000	AK Industrial Devel. & Export Authority (Snettisham)	5.500	01/01/2017	10/31/2011	A	500,765
305,000	AK Industrial Devel. & Export Authority (Snettisham)	6.000	01/01/2015	10/31/2011	A	305,759
17,100,000	AK Northern Tobacco Securitization Corp. (TASC)	4.625	06/01/2023	09/07/2014	B	15,670,611

						16,512,522

Arizona—2.6%
27,570,000	Apache County, AZ IDA (Tucson Electric Power Company)	5.875	03/01/2033	03/01/2033		27,498,594
36,075,000	AZ Health Facilities Authority (Banner Health System)[1]	6.000	01/01/2030	01/01/2013	A	36,806,487
1,375,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)	6.750	10/01/2031	05/08/2028	B	1,314,418
1,530,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	01/01/2012	A	1,549,033
1,365,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	12/10/2022	B	1,300,258
880,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.000	01/01/2014	01/13/2013	B	857,534
15,000	Maricopa County, AZ IDA (Whispering Palms Apartments)	5.600	07/01/2013	07/01/2013		14,698
7,000,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)	5.200	06/01/2043	06/01/2020	C	7,337,820
2,580,000	Mohave County, AZ IDA (Mohave Prison)	6.750	05/01/2012	02/02/2012	B	2,614,340
3,530,000	Mohave County, AZ IDA (Mohave Prison)	7.000	05/01/2013	05/01/2013		3,667,847
1,200,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	01/05/2015	B	1,029,240
40,000	Pima County, AZ IDA (International Studies Academy)	6.750	07/01/2031	11/29/2027	B	38,704
5,000	Scottsdale, AZ IDA (Scottsdale Memorial Hospitals)	5.500	09/01/2012	09/01/2012		5,225
5,115,000	Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)	5.250	09/01/2030	09/01/2013	A	5,148,606
385,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.250	07/01/2038	12/06/2012	A	391,306
23 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Arizona Continued
$1,750,000	Verrado, AZ Community Facilities District No. 1	6.500%	07/15/2027	07/03/2023	B	$1,676,588

						91,250,698

Arkansas—0.0%
165,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)	5.800	12/01/2020	10/31/2011	A	165,297
210,000	AR Devel. Finance Authority (Single Family Mtg.)	5.300	07/01/2024	07/01/2012	A	215,116
95,000	North Little Rock, AR Health Facilities Board (Baptist Health)	5.600	07/01/2017	10/31/2011	A	95,220
875,000	Warren, AR Solid Waste Disposal (Potlatch Corp.)	7.500	08/01/2013	11/30/2011	A	875,219

						1,350,852

California—10.3%
500,000	Alameda, CA Transportation Authority	5.250	10/01/2021	10/31/2011	A	500,265
3,000,000	Antelope Valley, CA Healthcare District	5.200	01/01/2020	10/31/2011	A	3,003,030
4,350,000	Antelope Valley, CA Healthcare District	5.250	09/01/2017	09/01/2017		4,291,145
4,180,000	Antioch, CA Public Financing Authority	5.625	01/01/2022	10/31/2011	A	4,184,598
3,000,000	Antioch, CA Public Financing Authority	5.625	01/01/2027	10/31/2011	A	3,001,320
400,000	CA County Tobacco Securitization Agency (TASC)	5.000	06/01/2026	01/10/2017	B	359,864
16,000,000	CA County Tobacco Securitization Agency (TASC)	5.250	06/01/2021	04/05/2017	B	14,730,400
8,570,000	CA County Tobacco Securitization Agency (TASC)	5.450	06/01/2028	10/28/2024	B	7,170,519
2,660,000	CA County Tobacco Securitization Agency (TASC)	5.500	06/01/2033	09/22/2015	B	2,241,742
3,095,000	CA County Tobacco Securitization Agency (TASC)	5.600	06/01/2036	05/11/2030	B	2,243,349
3,000,000	CA County Tobacco Securitization Agency (TASC)	5.650	06/01/2041	12/17/2034	B	2,095,680
5,150,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	05/02/2017	B	4,824,108
9,000,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2027	12/13/2018	B	8,673,660
2,505,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	08/06/2024	B	1,874,466
4,990,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2029	04/14/2015	B	4,852,476
135,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	08/04/2028	B	103,168
3,700,000	CA Educational Facilities Authority (Stanford University)	5.250	12/01/2032	10/31/2011	A	3,749,321
24 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$2,400,000	CA GO	5.375%	06/01/2026	12/01/2011	A	$2,416,968
4,620,000	CA GO	6.500	04/01/2033	04/01/2019	A	5,450,815
47,795,000	CA Golden State Tobacco Securitization Corp. (TASC)	4.500	06/01/2027	06/18/2018	B	37,450,250
10,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2021	10/31/2011	A	10,003,500
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000	06/01/2033	03/20/2029	B	1,765,200
2,525,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)	5.125	07/01/2018	10/31/2011	A	2,527,020
390,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.750	07/01/2015	10/31/2011	A	390,905
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[1]	5.750	11/15/2031	11/15/2031		54,456,500
2,785,000	CA HFA (Home Mtg.)	4.650	08/01/2022	07/27/2020	B	2,593,253
10,000,000	CA HFA (Home Mtg.)	4.950	08/01/2023	01/03/2021	B	9,630,600
2,000,000	CA HFA (Home Mtg.)	5.300	08/01/2023	05/08/2021	B	1,961,120
50,000	CA HFA (Home Mtg.)	5.450	08/01/2033	05/17/2031	B	48,204
95,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	05/17/2024	B	93,946
1,700,000	CA HFA, Series C	5.750	08/01/2030	10/12/2012	A	1,700,629
10,065,000	CA Public Works	5.375	03/01/2023	03/01/2020	A	11,014,834
10,225,000	CA Public Works	6.625	11/01/2034	04/17/2019	A	11,528,585
1,500,000	CA Public Works (Dept. of General Services)	6.125	04/01/2028	04/01/2019	A	1,649,250
70,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	10/31/2011	A	70,153
600,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	10/01/2019	A	637,710
1,630,000	CA Statewide CDA (Fairfield Apartments)	6.500	01/01/2016	02/07/2014	B	1,649,055
1,330,000	CA Statewide CDA (Memorial Health Services/Long Beach Memorial Medical Center Obligated Group)	5.500	10/01/2033	04/01/2013	A	1,341,332
305,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625	05/01/2029	06/06/2016	B	285,431
10,000	CA Veterans GO, Series BZ	5.350	12/01/2021	10/31/2011	A	10,011
4,040,000	California County, CA Tobacco Securitization Authority (TASC)	5.625	06/01/2023	06/01/2012	A	4,041,414
220,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	10/01/2019	A	239,204
1,000,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)	5.125	08/01/2019	09/05/2017	B	986,300
3,350,000	Duarte, CA COP (Hope National Medical Center)	5.250	04/01/2019	10/31/2011	A	3,358,811
7,155,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.000	11/01/2021	01/07/2017	A	7,671,734
25 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

California Continued
$8,000,000	Fontana, CA Special Tax Community Facilities District No. 2-A	5.250%	09/01/2017	03/01/2012	A	$8,046,720
2,000,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.850	01/15/2023	01/15/2016	A	2,020,920
3,900,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.875	01/15/2026	01/15/2026		3,890,250
750,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.875	01/15/2026	01/15/2016	A	752,880
9,000,000	Fresno, CA Airport	5.800	07/01/2030	10/31/2011	A	9,026,460
2,000,000	Glendale, CA Redevel. Agency Tax Allocation	5.500	12/01/2024	12/01/2016	A	2,047,920
3,985,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	4.625	06/01/2021	04/30/2016	B	3,169,231
25,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village Assessment District 03-1)	5.800	09/02/2018	03/02/2012	A	25,336
175,000	Los Angeles, CA Parking System	5.250	05/01/2020	11/01/2011	A	175,522
5,620,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.000	12/01/2012	06/07/2012	B	5,640,457
100,000	Los Angeles, CA State Building Authority	5.300	10/01/2014	10/31/2011	A	100,293
45,000	Maywood, CA Public Financing Authority	7.000	09/01/2028	09/01/2013	A	45,590
1,000,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2003-2	5.950	09/01/2034	03/01/2012	A	1,002,650
22,215,000	Northern CA Tobacco Securitization Authority (TASC)	4.750	06/01/2023	07/31/2016	B	19,018,484
9,840,000	Northern CA Tobacco Securitization Authority (TASC)	5.375	06/01/2038	07/08/2031	B	6,629,110
1,310,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	05/26/2019	A	1,343,287
250,000	Oakland, CA Building Authority (Elihu M Harris)	5.000	04/01/2017	10/31/2011	A	250,348
9,275,000	Oakland, CA Unified School District	5.250	08/01/2024	08/01/2012	A	9,386,949
1,645,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2012	A	1,685,780
1,200,000	Oxnard, CA Harbor District	5.750	08/01/2020	08/01/2012	A	1,224,792
4,550,000	Palomar Pomerado, CA Health Care District COP	6.750	11/01/2039	11/01/2019	A	4,698,785
125,000	Perris, CA Public Financing Authority (Central North)	6.750	10/01/2035	10/01/2018	A	133,196
6,800,000	Port of Oakland, CA	5.375	11/01/2027	11/01/2012	A	6,840,256
1,895,000	Riverside County, CA Asset Leasing Corp. (Riverside County Hospital)	5.700	06/01/2016	06/01/2012	A	1,959,544
425,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	03/03/2016	B	371,148
1,370,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)	5.700	03/01/2034	09/01/2012	A	1,380,467
26 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

California Continued
$6,050,000	Sacramento, CA City Financing Authority (California EPA Building)	5.250%		05/01/2019	11/01/2011	A	$6,057,079
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125		01/01/2027	10/31/2011	A	425,578
1,955,000	San Marcos, CA Special Tax	5.900		09/01/2028	04/13/2026	B	1,878,129
3,500,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise	6.125		03/01/2013	09/05/2012	B	3,491,775
16,910,000	Southern CA Tobacco Securitization Authority	4.750		06/01/2025	04/24/2016	B	14,214,208
6,615,000	Val Verde, CA Unified School District	5.500		08/01/2033	08/01/2018	A	7,006,145
30,000	West Sacramento, CA Financing Authority (City Administration Facilities)	5.300		09/01/2030	11/30/2011	A	30,006

							366,841,140

Colorado—0.3%
75,000	Broomfield, CO Water Activity	5.400		12/01/2016	12/01/2011	A	76,011
100,000	Broomfield, CO Water Activity	5.500		12/01/2019	12/01/2011	A	101,351
2,000,000	CO Health Facilities Authority (Valley View Hospital Association)	5.500		05/15/2028	05/08/2018	A	2,033,700
30,000	CO Hsg. & Finance Authority (Multifamily)	5.450		10/01/2028	10/31/2011	A	30,011
5,000	CO Hsg. & Finance Authority (Multifamily)	5.700		10/01/2021	10/31/2011	A	5,007
20,000	CO Hsg. & Finance Authority (Multifamily)	5.900		10/01/2038	10/31/2011	A	20,012
530,000	CO Hsg. & Finance Authority (Single Family)	5.483	[2]	11/01/2029	10/31/2011	A	194,362
370,000	CO Hsg. & Finance Authority (Single Family)	5.900		08/01/2023	10/23/2011	A	391,271
160,000	CO Hsg. & Finance Authority (Single Family)	6.450		04/01/2030	04/01/2016	A	163,555
465,000	CO Hsg. & Finance Authority (Single Family)	6.800		04/01/2030	12/12/2011	A	476,732
490,000	CO Hsg. & Finance Authority (Single Family)	6.900		04/01/2029	10/31/2011	A	521,051
30,000	CO Hsg. & Finance Authority (Single Family)	7.250		10/01/2031	02/27/2012	A	30,863
15,000	CO Hsg. & Finance Authority (Single Family)	7.450		10/01/2016	10/01/2016		15,576
235,000	CO Hsg. & Finance Authority (Single Family)	7.500		04/01/2031	09/11/2012	A	241,298
205,000	CO Hsg. & Finance Authority, Series D-2	6.350		11/01/2029	11/01/2011	A	220,551
3,900,000	CO Regional Transportation District (Denver Transportation Partners)	6.000		01/15/2034	07/15/2020	A	4,006,743
910,000	Colorado Springs, CO Hospital	6.375		12/15/2030	12/15/2011	A	911,019
1,950,000	Colorado Springs, CO Hospital (Memorial Health System)	5.750		12/15/2024	12/15/2014	A	2,034,162
25,000	Denver, CO City & County Airport	6.125		11/15/2025	10/31/2011	A	25,101
315,000	Eagle County, CO Airport Terminal Corp.	5.050		05/01/2015	10/07/2013	B	316,575
70,000	Interlocken, CO Metropolitan District	5.750		12/15/2011	12/15/2011		70,446
50,000	University of Colorado	6.000		12/01/2022	06/01/2012	A	51,874

							11,937,271
27 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Connecticut—0.5%
$935,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150%	04/01/2035	04/01/2035		$935,047
215,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150	04/01/2035	04/01/2035		215,011
60,000	CT Devel. Authority (Church Homes)	5.800	04/01/2021	10/31/2011	A	60,032
7,555,000	CT Devel. Authority Pollution Control (Connecticut Light & Power Company)	5.950	09/01/2028	10/01/2012	A	7,592,548
30,000	CT GO	5.650	03/15/2012	10/31/2011	A	30,134
125,000	CT H&EFA (Bridgeport Hospital)	5.375	07/01/2019	10/31/2011	A	125,161
35,000	CT H&EFA (Bridgeport Hospital)	5.375	07/01/2025	10/31/2011	A	35,015
55,000	CT H&EFA (Bridgeport Hospital)	6.625	07/01/2018	10/31/2011	A	55,443
230,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)	6.500	07/01/2012	10/31/2011	A	230,890
185,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)	5.375	07/01/2026	10/31/2011	A	185,204
5,000	CT H&EFA (New Horizons)	5.875	11/01/2012	11/01/2011	A	5,022
4,400,000	CT H&EFA (University of Harford)	5.625	07/01/2026	07/01/2012	A	4,464,372
1,400,000	CT H&EFA (University of Hartford)	5.500	07/01/2022	07/01/2012	A	1,423,156
300,000	CT H&EFA (William W Backus Hospital)	5.000	07/01/2017	10/31/2011	A	300,549
30,000	CT HFA	5.200	11/15/2020	10/31/2011	A	30,025
130,000	CT HFA, Series C	5.500	11/15/2035	11/15/2011	A	130,049
100,000	CT Special Obligation Parking (Bradley International Airport Parking Company)	6.500	07/01/2018	03/09/2016	B	99,503
195,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500	01/01/2014	10/31/2011	A	195,628
1,115,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500	01/01/2020	01/01/2012	A	1,114,944

						17,227,733

District of Columbia—1.3%
200,000	District of Columbia (James F. Oyster Elementary School)	6.450	11/01/2034	11/16/2033	B	184,272
375,000	District of Columbia (President & Directors of Gonzaga College)	5.375	07/01/2029	10/31/2011	A	375,353
10,000	District of Columbia HFA (Single Family), Series B	5.850	12/01/2018	10/31/2011	A	10,328
20,000	District of Columbia HFA (Single Family), Series B	5.900	12/01/2028	10/31/2011	A	21,099
9,575,000	District of Columbia Tobacco Settlement Financing Corp.	6.250	05/15/2024	05/15/2012	A	9,579,979
19,665,000	District of Columbia Tobacco Settlement Financing Corp.	6.500	05/15/2033	01/08/2021	B	20,171,177
15,190,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	05/29/2027	B	14,576,932

						44,919,140
28 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida—5.0%
$3,065,000	Arborwood, FL Community Devel. District (Centex Homes)	5.250%	05/01/2016	05/01/2016		$2,856,304
15,000	Baker County, FL Hospital Authority	5.300	12/01/2023	11/04/2019	B	12,699
1,290,000	Baker County, FL Hospital Authority (Baker County Medical Services)	5.100	12/01/2013	12/13/2012	B	1,220,018
15,000	Bay County, FL Water System	6.250	09/01/2014	10/31/2011	A	15,072
380,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.125	05/01/2012	05/01/2012		379,160
80,000	Broward County, FL Airport System	5.125	10/01/2017	10/31/2011	A	80,146
50,000	Broward County, FL Airport System	5.750	10/01/2018	10/31/2011	A	50,601
30,000	Broward County, FL Airport System (Passenger Facility)	5.250	10/01/2014	10/31/2011	A	30,080
105,000	Broward County, FL Airport System (Passenger Facility)	5.250	10/01/2015	10/31/2011	A	105,256
245,000	Broward County, FL HFA	5.400	10/01/2038	04/01/2016	A	245,823
70,000	Broward County, FL HFA (Bridgewater Place Apartments)	5.500	04/01/2041	10/10/2011	A	68,158
365,000	Broward County, FL HFA (Cross Keys Apartments)	5.800	10/01/2033	10/10/2011	A	345,921
45,000	Broward County, FL HFA (Golden Villas)	6.750	10/01/2045	04/01/2016	A	46,341
220,000	Broward County, FL HFA (Pompano Oaks Apartments)	6.100	12/01/2038	10/31/2011	A	220,189
75,000	Broward County, FL HFA (Praxis of Deerfield Beach III)	5.300	09/01/2023	11/01/2011	A	75,063
90,000	Broward County, FL HFA (Praxis of Deerfield Beach)	5.350	03/01/2031	11/01/2011	A	90,028
30,000	Broward County, FL HFA (Stirling Apartments)	5.300	10/01/2023	10/31/2011	A	30,003
80,000	Broward County, FL HFA (Stirling Apartments)	5.650	10/01/2028	06/15/2024	B	79,994
50,000	Broward County, FL HFA (Venice Homes Apartments)	5.650	01/01/2022	10/31/2011	A	50,042
35,000	Broward County, FL Port Facilities	5.000	09/01/2027	11/30/2011	A	35,004
90,000	Cape Coral, FL Health Facilities Authority (Gulf Care)	6.000	10/01/2016	10/27/2011	A	90,158
80,000	Collier County, FL HFA (Saxon Manor Isle Apartments)	5.450	03/01/2030	10/31/2011	A	80,030
375,000	Collier County, FL HFA (Whistlers Green Apartments)	5.400	12/01/2027	12/01/2011	A	375,300
240,000	Collier County, FL HFA (Whistlers Green Apartments)	5.450	06/01/2039	08/11/2034	B	230,290
850,000	Collier County, FL IDA (Allete)	6.500	10/01/2025	10/31/2011	A	850,136
310,000	Dade County, FL GO (Seaport)	5.400	10/01/2021	10/31/2011	A	310,995
150,000	Dade County, FL GO (Seaport)	5.450	10/01/2016	10/27/2011	A	150,608
220,000	Dade County, FL GO (Seaport)	5.500	10/01/2026	10/31/2011	A	220,662
29 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$1,395,000	Dade County, FL GO (Seaport)	5.750%	10/01/2015	10/26/2011	A	$1,401,026
70,000	Dade County, FL HFA (Golden Lakes Apartments)	5.900	11/01/2022	11/01/2011	A	70,015
500,000	Dade County, FL HFA (Golden Lakes Apartments)	5.950	11/01/2027	09/18/2025	B	495,380
305,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000	11/01/2032	09/15/2030	B	297,506
735,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	10/30/2036	B	708,084
110,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.700	09/01/2022	10/31/2011	A	110,120
180,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.750	09/01/2029	10/31/2011	A	180,108
805,000	Dade County, FL Res Rec	5.500	10/01/2013	10/21/2011	A	807,600
1,280,000	East Homestead FL Community Devel. District	7.250	05/01/2021	05/01/2021		1,310,029
180,000	Enterprise, FL Community Devel. District	5.750	05/01/2017	11/01/2011	A	180,698
5,000	Enterprise, FL Community Devel. District	6.100	05/01/2016	11/01/2011	A	5,021
4,000,000	Escambia County, FL Environmental Improvement (International Paper Company)	5.750	11/01/2027	11/01/2013	A	4,048,280
4,615,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	08/29/2018	B	4,823,783
795,000	Fiddler’s Creek, FL Community Devel. District	5.800	05/01/2021	08/03/2013	B	771,110
900,000	Fiddler’s Creek, FL Community Devel. District	5.875	05/01/2021	03/04/2017	B	877,770
30,000	FL Agriculture & Mechanical University	5.300	07/01/2017	10/31/2011	A	30,104
8,000,000	FL Citizens Property Insurance Corp.	5.000	06/01/2020	06/01/2020		8,501,840
15,000	FL Correctional Private Commission (350 Bed Youthful) COP	5.000	08/01/2017	02/01/2012	A	15,125
150,000	FL HFA	6.300	09/01/2036	02/29/2012	A	149,988
15,000	FL HFA (Brittany of Rosemont)	6.050	07/01/2015	10/31/2011	A	15,021
20,000	FL HFA (Grand Court Apartments)	5.300	08/15/2031	02/15/2012	A	20,031
20,000	FL HFA (Holly Cove Apartments)	6.050	10/01/2015	10/13/2011	A	20,039
285,000	FL HFA (Holly Cove Apartments)	6.250	10/01/2035	10/14/2011	A	285,570
35,000	FL HFA (Homeowner Mtg.)	5.900	07/01/2029	10/31/2011	A	35,413
110,000	FL HFA (Hsg. Partners of Gainesville)	5.600	07/01/2027	06/23/2024	B	104,578
55,000	FL HFA (Landings at Sea Forest)	5.850	12/01/2018	10/31/2011	A	55,036
215,000	FL HFA (Landings at Sea Forest)	6.050	12/01/2036	09/18/2029	B	211,164
85,000	FL HFA (Leigh Meadows Apartments)	6.100	09/01/2016	10/31/2011	A	85,101
60,000	FL HFA (Mar Lago Village Apartments)	5.900	12/01/2027	10/04/2023	B	59,747
50,000	FL HFA (Mar Lago Village Apartments)	6.000	06/01/2039	12/09/2034	B	48,809
90,000	FL HFA (Mar Lago Village Associates)	6.000	06/01/2039	12/01/2011	A	90,124
190,000	FL HFA (Reserve at Kanpaha)	5.500	07/01/2020	11/30/2011	A	190,011
80,000	FL HFA (Reserve at North Shore)	5.500	11/01/2020	11/01/2011	A	80,005
30 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$25,000	FL HFA (Reserve at North Shore)	5.600%		11/01/2027	10/21/2024	B	$23,753
110,000	FL HFA (Spinnaker Cove Apartments)	6.375		07/01/2026	11/30/2011	A	110,014
2,665,000	FL HFA (St. Cloud Village Associates)	5.950		02/01/2030	10/31/2011	A	2,665,959
75,000	FL HFA (Stoddert Arms Apartments)	6.300		09/01/2036	02/29/2012	A	74,991
165,000	FL HFA (Villas of Capri)	6.100		04/01/2017	10/31/2011	A	165,297
70,000	FL HFA (Wentworth Apartments)	5.300		05/01/2039	06/11/2037	B	67,492
550,000	FL HFA (Wentworth Apartments)	5.375		11/01/2029	11/01/2011	A	550,127
20,000	FL HFA (Wentworth Apartments)	5.400		11/01/2034	09/10/2032	B	19,598
50,000	FL HFA (Westlake Apartments)	5.300		09/01/2031	03/01/2012	A	50,081
55,000	FL HFA (Willow Lake Apartments)	5.400		01/01/2032	06/23/2029	B	49,607
15,000	FL HFA (Windchase Apartments)	5.750		12/01/2017	10/31/2011	A	15,010
65,000	FL HFA (Windchase Apartments)	6.000		06/01/2039	06/01/2039		63,033
145,000	FL HFA (Windchase Apartments)	6.000		06/01/2039	08/27/2032	B	138,774
55,000	FL HFA (Windchase Apartments), Series C	5.900		12/01/2027	12/13/2021	B	53,929
535,000	FL HFA (Woodbridge Apartments)	6.050		12/01/2016	10/31/2011	A	535,615
1,310,000	FL HFA (Woodbridge Apartments)	6.150		12/01/2026	11/30/2011	A	1,309,921
2,630,000	FL HFA (Woodbridge Apartments)	6.250		06/01/2036	07/13/2031	B	2,616,613
20,000	FL HFA (Worthington Apartments)	5.950		12/01/2015	10/31/2011	A	20,026
280,000	FL HFA (Worthington Apartments)	6.050		12/01/2025	12/01/2011	A	279,978
420,000	FL HFA (Worthington Apartments)	6.200		12/01/2035	12/26/2031	B	415,292
15,000	FL HFC (Andrews Place Apartments)	5.000		11/01/2033	11/01/2013	A	15,039
180,000	FL HFC (Ashton Lake Apartments)	5.700		07/01/2033	10/31/2011	A	180,104
125,000	FL HFC (Ashton Lake Apartments)	5.875		01/01/2041	10/31/2011	A	125,069
25,000	FL HFC (Ashton Point Apartments)	5.750		07/01/2036	10/31/2011	A	25,014
390,000	FL HFC (Bernwood Trace Associates)	5.833	[2]	12/01/2029	12/01/2011	A	132,187
325,000	FL HFC (Brittany of Rosemont)	6.250		07/01/2035	09/09/2029	B	317,499
50,000	FL HFC (Deer Meadows Apartments)	5.800		11/01/2019	11/01/2011	A	50,063
40,000	FL HFC (Deer Meadows Apartments)	5.875		11/01/2025	11/01/2011	A	40,028
20,000	FL HFC (Grande Court Apartments)	5.375		02/15/2035	02/15/2012	A	20,030
15,000	FL HFC (Hampton Court Apartments)	5.600		03/01/2032	10/31/2011	A	15,009
100,000	FL HFC (Holly Cove Apartments)	6.150		10/01/2025	10/14/2011	A	100,196
4,620,000	FL HFC (Homeowner Mtg.)	5.750		01/01/2037	08/10/2012	A	4,727,415
45,000	FL HFC (Hunters Ridge-Deerwood)	5.300		12/01/2028	10/31/2011	A	45,031
75,000	FL HFC (Leigh Meadows Apartments)	6.300		09/01/2036	02/29/2012	A	74,991
50,000	FL HFC (Logan Heights Apartments)	5.700		04/01/2021	10/31/2011	A	50,006
50,000	FL HFC (Logan Heights Apartments)	5.800		10/01/2027	03/05/2025	B	48,780
120,000	FL HFC (Logan Heights Apartments)	5.850		10/01/2033	03/05/2031	B	114,440
200,000	FL HFC (Logan Heights Apartments)	6.000		10/01/2039	03/12/2037	B	191,394
20,000	FL HFC (Logan’s Pointe Apartments)	5.900		12/01/2019	12/01/2011	A	20,059
4,590,000	FL HFC (Logan’s Pointe Apartments)	6.000		06/01/2039	12/01/2011	A	4,597,298
185,000	FL HFC (Logan’s Pointe Apartments)	6.276	[2]	12/01/2029	12/01/2011	A	58,985
31 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$25,000	FL HFC (Marina Bay Apartments)	5.750%	08/01/2033	10/31/2011	A	$25,016
125,000	FL HFC (Peacock Run Apartments)	5.400	08/01/2042	08/01/2012	A	125,299
350,000	FL HFC (Raceway Pointe Apartments)	5.950	09/01/2032	03/01/2012	A	350,469
110,000	FL HFC (Raceway Pointe Partners)	5.750	09/01/2027	03/30/2024	B	106,816
15,000	FL HFC (River Trace Senior Apartments)	5.700	07/01/2035	10/31/2011	A	15,008
20,000	FL HFC (Sanctuary Winterlakes)	5.850	09/01/2026	10/31/2011	A	20,016
245,000	FL HFC (Spring Harbor Apartments)	5.500	08/01/2019	10/31/2011	A	245,145
85,000	FL HFC (Spring Harbor Apartments)	5.900	08/01/2039	08/13/2034	B	83,229
25,000	FL HFC (Sundance Pointe Associates)	5.750	08/01/2033	10/31/2011	A	25,015
20,000	FL HFC (Waterbridge Apartments)	5.125	08/01/2027	05/04/2027	B	18,524
50,000	FL HFC (Waverly Apartments)	6.200	07/01/2035	07/01/2012	A	50,457
295,000	FL HFC (Westwood Apartments)	5.450	02/01/2041	11/30/2011	A	295,062
40,000	FL HFC (Winterlakes Sanctuary), Series H-1	6.000	09/01/2032	10/31/2011	A	40,034
265,000	FL HFC (Woodridge Apartments)	5.850	10/01/2033	01/30/2032	B	252,723
35,000	FL HFC (Woodridge Apartments)	6.000	10/01/2039	03/03/2037	B	33,494
50,000	FL HFC (Woods Vero Beach)	5.750	10/01/2024	10/31/2011	A	50,024
4,340,000	FL Municipal Loan Council	5.375	11/01/2030	11/01/2011	A	4,343,038
80,000	FL Municipal Loan Council	5.750	11/01/2013	11/01/2011	A	80,285
75,000	FL State Board of Regents	5.125	07/01/2022	10/31/2011	A	75,086
25,000	FL State Board of Regents (Florida International University)	5.375	07/01/2016	10/31/2011	A	25,099
10,000	Gainesville, FL Utilities System	6.000	10/01/2014	10/31/2011	A	10,046
600,000	Gulf Breeze, FL GO	6.050	12/01/2015	10/31/2011	A	601,854
1,640,000	Halifax, FL Hospital Medical Center	5.250	06/01/2026	06/01/2016	A	1,647,626
3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)	5.250	08/15/2024	08/15/2017	A	3,639,510
25,000	Hialeah, FL Hsg. Authority	5.300	12/20/2018	10/31/2011	A	25,542
580,000	Highlands, FL Community Devel. District[3]	5.000	05/01/2011	05/01/2011		290,290
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	04/01/2030		1,798,640
95,000	Jacksonville, FL Capital Improvement (Gator Bowl)	5.250	10/01/2025	10/31/2011	A	95,241
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	10/01/2015	A	3,706,891
5,555,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2025	06/01/2016	A	5,731,427
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2031	06/01/2016	A	2,974,544
13,020,000	Jacksonville, FL Port Authority	6.000	11/01/2038	11/01/2012	A	13,227,669
5,000	Jacksonville, FL Sales Tax (River City Renaissance)	5.125	10/01/2018	10/31/2011	A	5,019
25,000	Lakeland, FL Light & Water	5.750	10/01/2019	10/31/2011	A	27,302
10,000	Lee County, FL COP (Master Lease)	5.125	10/01/2012	10/16/2011	A	10,034
125,000	Lee County, FL Transportation Facility	5.500	10/01/2013	10/31/2011	A	125,491
32 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$215,000	Lexington Oaks, FL Community Devel. District	6.700%	05/01/2033	05/01/2012	A	$218,894
20,000	Manatee County, FL HFA (Single Family Mtg.)	5.300	09/01/2028	09/01/2015	A	20,368
10,000	Manatee County, FL HFA (Single Family Mtg.)	5.400	03/01/2029	03/01/2012	A	10,351
10,000	Manatee County, FL HFA (Single Family Mtg.)	5.500	03/01/2035	09/01/2015	A	10,389
5,000	Manatee County, FL HFA, Series A3	9.125	06/01/2016	01/21/2014	B	4,250
15,000	Manatee County, FL Port Authority	5.400	10/01/2013	10/21/2011	A	15,049
35,000	Martin County, FL Health Facilities Authority (Martin Memorial Medical Center)	5.250	11/15/2020	11/15/2011	A	35,015
10,125,000	Martin County, FL IDA (Indiantown Cogeneration)	7.875	12/15/2025	10/31/2011	A	10,156,995
270,000	Martin County, FL IDA (Indiantown Cogeneration)	8.050	12/15/2025	10/31/2011	A	270,853
2,000,000	Miami Beach, FL Stormwater	5.250	09/01/2025	10/31/2011	A	2,006,160
55,000	Miami, FL Community Redevel. (Southeast Overtown/Park West)	8.500	10/01/2015	10/26/2011	A	55,210
25,000	Miami-Dade County, FL Aviation	5.250	10/01/2015	10/31/2011	A	25,060
20,000	Miami-Dade County, FL Aviation	5.250	10/01/2016	10/31/2011	A	20,041
50,000	Miami-Dade County, FL Aviation	5.250	10/01/2017	10/31/2011	A	50,092
15,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.250	10/01/2022	10/01/2012	A	15,280
2,650,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.375	10/01/2025	10/01/2012	A	2,690,280
5,000,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.750	10/01/2018	10/01/2012	A	5,152,050
3,500,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.750	10/01/2020	10/01/2012	A	3,593,415
50,000	Miami-Dade County, FL Aviation (Miami International Airport)	5.750	10/01/2024	10/31/2011	A	50,435
4,325,000	Miami-Dade County, FL Aviation (Miami International Airport)	6.000	10/01/2024	10/31/2011	A	4,354,151
5,310,000	Miami-Dade County, FL Aviation (Miami International Airport)	6.000	10/01/2029	10/31/2011	A	5,343,134
20,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.000	10/01/2015	10/28/2011	A	20,037
35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.050	10/01/2019	10/31/2011	A	35,048
35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.100	10/01/2029	10/31/2011	A	35,029
4,985,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.200	10/01/2039	10/31/2011	A	4,988,988
1,235,000	Miami-Dade County, FL HFA (Homeownership Mtg.)	5.450	10/01/2038	05/15/2014	A	1,236,704
200,000	Miami-Dade County, FL HFA (Marbrisa Apartments)	6.050	08/01/2029	08/01/2012	A	200,478
33 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Florida Continued
$1,335,000	Miami-Dade County, FL HFA (Sunset Bay Apartments)	6.050%		01/01/2041	01/01/2013	A	$1,350,326
3,280,000	Miami-Dade County, FL IDA (BAC Funding Corp.)	5.250		10/01/2020	10/31/2011	A	3,325,100
75,000	Miami-Dade County, FL Public Service Tax Revenue (UMSA Public Improvements)	5.250		10/01/2016	10/31/2011	A	75,194
20,000	Miami-Dade County, FL Special Obligation, Series B	5.426	[2]	10/01/2031	10/01/2031		5,689
5,000	North Palm Beach Heights, FL Water Control District, Series A	6.500		10/01/2012	10/17/2011	A	5,025
15,000	North Palm Beach Heights, FL Water Control District, Series B	6.500		10/01/2012	10/16/2011	A	15,076
235,000	Oakland, FL Charter School	6.950		12/01/2015	01/24/2014	B	244,593
25,000	Okaloosa County, FL Airport	5.500		10/01/2023	09/08/2019	B	24,527
1,145,000	Orange County, FL HFA	5.650		09/01/2034	09/01/2013	A	1,170,637
20,000	Orange County, FL HFA (Homeowner)	5.000		09/01/2017	03/01/2012	A	20,206
40,000	Orange County, FL HFA (Loma Vista)	5.400		09/01/2019	07/11/2017	B	39,896
15,000	Orange County, FL HFA (Loma Vista)	5.450		09/01/2024	07/13/2022	B	14,098
120,000	Orange County, FL HFA (Loma Vista)	5.500		03/01/2032	05/26/2029	B	106,408
950,000	Orange County, FL HFA (Seminole Pointe)	5.650		12/01/2017	12/01/2011	A	950,114
1,200,000	Orlando, FL Tourist Devel. Tax	5.250		11/01/2023	11/01/2017	A	1,246,428
235,000	Osceola County, FL HFA (Tierra Vista Apartments)	5.800		12/01/2029	10/31/2011	A	235,153
120,000	Palm Beach County, FL Health Facilities Authority (ACTS Retirement/Life Communities)	5.125		11/15/2029	10/17/2029	B	115,070
130,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)	5.500		12/01/2021	12/01/2012	A	130,135
100,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)	5.250		08/01/2018	10/31/2011	A	100,201
210,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)	5.250		08/01/2023	10/31/2011	A	210,237
5,000	Palm Beach County, FL Health Facilities Authority (Life Care Retirement Communities)	5.500		10/01/2011	10/01/2011		5,001
25,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)	5.600		12/01/2012	10/31/2011	A	25,066
140,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)	5.800		12/01/2017	10/31/2011	A	141,387
400,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)	5.850		12/01/2022	10/31/2011	A	400,492
250,000	Palm Beach County, FL HFA (Chelsea Commons Apartments)	5.900		06/01/2029	10/31/2011	A	250,180
80,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)	6.100		08/01/2029	10/31/2011	A	80,079
34 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$130,000	Palm Beach County, FL HFA (Pinnacle Palms Apartments)	5.650%	07/01/2031	10/31/2011	A	$130,075
825,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.850	12/01/2033	11/30/2011	A	825,157
200,000	Palm Beach County, FL HFA (Windsor Park Apartments)	5.900	06/01/2038	11/30/2011	A	200,030
1,100,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	08/01/2016		1,050,170
65,000	Pasco County, FL HFA (Pasco Woods)	5.700	08/01/2019	10/31/2011	A	65,077
850,000	Pasco County, FL HFA (Pasco Woods)	5.800	08/01/2029	10/31/2011	A	850,476
50,000	Pinellas County, FL Educational Facilities Authority (Barry University)	5.875	10/01/2025	10/31/2011	A	50,031
250,000	Pinellas County, FL Educational Facilities Authority (Barry University)	5.875	10/01/2030	10/31/2011	A	250,085
1,200,000	Pinellas County, FL HFA (Oaks of Clearwater)	6.250	06/01/2034	12/01/2013	A	1,220,628
3,105,000	Pinellas County, FL HFA (Oaks of Clearwater)	6.375	06/01/2019	09/01/2013	A	3,259,070
80,000	Port Everglades, FL Authority, Series A	5.000	09/01/2016	10/31/2011	A	82,558
25,000	Port Palm Beach, FL District	5.300	09/01/2014	10/31/2011	A	25,053
25,000	Port Palm Beach, FL District	5.375	09/01/2017	10/31/2011	A	25,039
20,000	Port Palm Beach, FL District	5.500	09/01/2019	10/31/2011	A	20,023
195,000	Port Palm Beach, FL District	5.500	09/01/2024	10/31/2011	A	195,096
285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	133,950
10,025,000	Seminole Tribe, FL Special Obligation	5.750	10/01/2022	10/01/2017	A	10,030,013
1,280,000	St. Johns County, FL IDA (World Golf Foundation)	5.500	09/01/2016	10/31/2011	A	1,295,654
25,000	St. Johns County, FL IDA (World Golf Foundation)	5.500	03/01/2017	10/31/2011	A	25,048
1,420,000	St. Johns County, FL IDA (World Golf Foundation)	5.500	09/01/2017	10/31/2011	A	1,436,969
1,300,000	St. Johns County, FL IDA (World Golf Foundation)	5.500	09/01/2018	10/31/2011	A	1,315,210
120,000	St. Lucie, FL West Services District	6.000	10/01/2022	10/29/2011	A	121,649
20,000	St. Petersburg Beach, FL GO	5.250	10/01/2013	10/22/2011	A	20,079
2,865,000	Sumter Landing, FL Community Devel. District	5.000	10/01/2020	06/06/2015	A	2,914,851
4,650,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)	6.250	12/01/2020	10/31/2011	A	4,772,714
65,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000	12/01/2015	10/31/2011	A	65,177
1,000,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)	6.500	08/01/2017	04/08/2015	B	975,790
20,000	University Central Florida (Parking Facility)	5.300	07/01/2015	10/31/2011	A	20,078
25,000	University of South Florida (University Bookstore)	6.000	07/01/2014	10/31/2011	A	25,102
35 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Florida Continued
$585,000	Village, FL Community Devel. District	7.625%	05/01/2017	11/01/2011	A	$586,463
10,000	Volusia County, FL HFA (Spring Arbor Apartments)	5.200	08/01/2023	10/31/2011	A	10,007
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	05/01/2013		298,200
813,844	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	11/01/2017		744,553

						178,719,178

Georgia—2.2%
65,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)	6.125	03/01/2017	10/31/2011	A	65,112
115,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)	6.200	03/01/2027	10/31/2011	A	115,118
700,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)	5.300	05/15/2026	10/31/2011	A	700,441
40,000	Atlanta, GA GO	5.000	12/01/2016	06/09/2016	B	46,213
600,000	Atlanta, GA Tax Allocation (Eastside)	5.625	01/01/2016	08/01/2013	A	632,340
220,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)	6.000	05/20/2017	10/31/2011	A	220,198
185,000	Atlanta, GA Urban Residential Finance Authority (Fulton Cotton Mill)	6.125	05/20/2027	11/20/2011	A	185,039
220,000	Atlanta, GA Water & Wastewater Authority	6.000	11/01/2028	11/01/2019	A	248,109
350,000	Atlanta, GA Water & Wastewater Authority	6.250	11/01/2039	11/01/2019	A	393,516
100,000	Burke County, GA Devel. Authority (Georgia Power Company)	5.450	05/01/2034	11/01/2011	A	100,035
15,000	Chatham County, GA Hospital Authority (Memorial Health Medical Center)	6.000	01/01/2017	03/13/2015	B	14,773
50,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center/Memorial Health Obligated Group)	5.750	01/01/2029	01/15/2028	B	42,199
2,490,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)	5.250	01/01/2016	11/30/2011	A	2,490,448
2,295,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)	5.500	01/01/2021	02/21/2019	B	2,196,935
700,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)	5.700	01/01/2019	01/01/2019		698,698
18,875,000	Chatham County, GA Hospital Authority (Memorial Medical Center-Savannah)	6.125	01/01/2024	03/18/2021	B	17,342,539
95,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)	5.650	07/01/2017	10/31/2011	A	95,123
150,000	Clayton County, GA Hsg. Authority (Pointe Clear Apartments)	5.750	07/01/2029	10/31/2011	A	150,090
5,000	Cobb County, GA Hsg. Authority (Garrison Plantation)	5.750	07/01/2014	11/01/2011	A	5,017
36 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$15,000	Colquitt County, GA Hospital Authority Anticipation Certificates	5.500%	03/01/2016	03/01/2012	A	$15,289
8,815,000	East Point, GA (Camp Creek), Series B	8.000	02/01/2026	07/25/2012	A	8,886,225
500,000	Effingham County, GA Devel. Authority (Fort James Corp.)	5.625	07/01/2018	11/30/2011	A	500,085
895,000	Fulton County, GA Devel. Authority (Catholic Health East)	5.250	11/15/2020	05/15/2019	A	1,018,233
915,000	Fulton County, GA Devel. Authority (Catholic Health East)	5.500	11/15/2021	05/15/2019	A	1,034,481
20,000	Fulton County, GA Devel. Authority (Cauley Creek Water)	5.250	02/01/2021	10/31/2011	A	20,022
45,000	Fulton County, GA Devel. Authority (Clark Atlanta University)	5.375	01/01/2020	04/04/2015	B	39,138
305,000	Fulton County, GA Devel. Authority (Clark Atlanta University)	5.375	01/01/2020	12/30/2015	B	282,949
10,000	Fulton County, GA Hospital Authority (Northside Hospital)	5.375	10/01/2012	10/16/2011	A	10,022
22,250,000	GA George L. Smith II Congress Center Authority (Domed Stadium)[1]	5.500	07/01/2020	01/01/2012	A	22,282,299
135,000	GA George L. Smith II World Congress Center Authority (Domed Stadium)	5.500	07/01/2020	10/31/2011	A	135,231
5,000,000	GA George L. Smith II World Congress Center Authority (Domed Stadium)	5.700	07/01/2013	10/31/2011	A	5,017,400
15,000	GA HFA (Single Family Mtg.)	5.100	12/01/2020	10/31/2011	A	15,355
15,000	GA HFA (Single Family Mtg.)	5.125	06/01/2019	10/31/2011	A	15,011
15,000	GA HFA (Single Family Mtg.)	5.300	12/01/2022	10/31/2011	A	15,011
595,000	GA HFA (Single Family Mtg.)	5.350	12/01/2022	12/01/2011	A	595,952
2,860,000	GA Main Street Natural Gas	5.000	03/15/2014	03/15/2014		3,015,384
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2011	A	10,030
55,000	GA Municipal Gas Authority (Warner Robins)	6.125	01/01/2026	10/31/2011	A	55,201
40,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2013	10/31/2011	A	40,098
900,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2014	10/31/2011	A	901,935
50,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2020	10/31/2011	A	50,035
20,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2025	10/31/2011	A	20,002
20,000	Henry County, GA Hospital Authority (Henry Medical Center)	5.875	07/01/2020	10/31/2011	A	20,247
4,360,000	Lawrenceville, GA Hsg. Authority (Knollwood Park Apartments)	6.250	12/01/2029	11/01/2011	A	4,672,612
37 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Georgia Continued
$30,000	Macon-Bibb County, GA Industrial Authority	6.000%	05/01/2013	11/01/2011	A	$30,113
140,000	Macon-Bibb County, GA Industrial Authority	6.100	05/01/2018	11/01/2011	A	140,326
65,000	Richmond County, GA Devel. Authority (International Paper Company)	5.400	02/01/2023	02/01/2023		64,614
50,000	Richmond County, GA Devel. Authority (International Paper Company)	5.800	12/01/2020	10/31/2011	A	50,030
195,000	Richmond County, GA Devel. Authority (International Paper Company)	6.250	02/01/2025	02/01/2012	A	197,151
120,000	Vienna, GA Water & Sewer (Tyson Foods)	5.625	09/01/2012	09/01/2012		117,706
4,525,000	Ware County, GA Hospital Authority (Satilla Health Services)	5.500	03/01/2020	10/31/2011	A	4,670,615

						79,680,745

Hawaii—2.0%
120,000	HI Airports System	5.250	07/01/2021	10/31/2011	A	120,562
6,770,000	HI Airports System	5.625	07/01/2018	10/31/2011	A	6,803,985
150,000	HI Airports System	5.750	07/01/2016	10/31/2011	A	150,770
2,750,000	HI Dept. of Budget & Finance (Hawaiian Electric Company)	6.150	01/01/2020	10/31/2011	A	2,752,448
15,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific Health)	6.400	07/01/2013	01/01/2012	A	15,435
155,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.450	11/01/2023	11/01/2023		154,761
25,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.500	12/01/2014	10/31/2011	A	25,098
140,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.650	10/01/2027	10/01/2013	A	140,550
24,405,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.700	07/01/2020	10/31/2011	A	24,416,714
23,470,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	5.750	12/01/2018	10/31/2011	A	23,558,717
7,320,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)	6.200	11/01/2029	11/01/2011	A	7,323,294
4,285,000	HI Harbor System, Series A	5.750	07/01/2029	10/31/2011	A	4,297,941
30,000	HI HFDC (Single Family Mtg.)	5.750	07/01/2030	10/31/2011	A	30,225
375,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)	6.375	07/01/2032	07/08/2028	B	362,494

						70,152,994

Idaho—0.1%
145,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.300	07/01/2027	01/01/2016	A	148,392
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.400	07/01/2018	10/31/2011	A	10,011
15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.400	07/01/2020	10/31/2011	A	15,378
75,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.550	07/01/2016	10/31/2011	A	75,128
38 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Idaho Continued
$10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.600%		07/01/2021	01/01/2012	A	$10,088
115,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.625		07/01/2015	10/31/2011	A	116,555
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.750		07/01/2016	10/31/2011	A	10,144
20,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	6.000		07/01/2029	10/31/2011	A	20,203
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	6.050		01/01/2026	10/31/2011	A	10,011
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2	6.200		07/01/2028	10/31/2011	A	5,099
15,000	ID Hsg. Agency (Multifamily Hsg.)	6.700		07/01/2024	10/31/2011	A	15,022
30,000	ID Hsg. Agency (Single Family Mtg.)	6.450		07/01/2027	10/31/2011	A	30,153
5,000	ID Hsg. Agency (Single Family Mtg.), Series A	6.125		07/01/2026	07/01/2026		5,147
10,000	Malad, ID Water	5.500		03/01/2014	03/01/2012	A	10,132
1,790,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A	5.500		08/01/2017	03/28/2015	B	1,756,652
1,000,000	Power County, ID Pollution Control (FMC Corp.)	5.625		10/01/2014	10/31/2011	A	1,000,090

							3,238,205

Illinois—11.8%
850,000	Bedford Park, IL Tax	5.125		12/30/2018	01/11/2018	B	800,275
75,000	Bryant, IL Pollution Control (Central Illinois Light Company)	5.900		08/01/2023	10/31/2011	A	75,072
715,000	Bryant, IL Pollution Control (Central Illinois Light Company)	5.900		08/01/2023	10/31/2011	A	716,144
27,500,000	Centerpoint, IL Intermodal Center Program	8.500	[4]	06/15/2023	12/15/2011	C	27,511,000
32,965,000	Chicago, IL Board of Education[1]	5.250		12/01/2024	12/01/2018	A	34,871,325
15,000	Chicago, IL GO	5.500		01/01/2019	10/31/2011	A	15,050
12,850,000	Chicago, IL Hsg. Authority	5.000		07/01/2024	07/01/2016	A	13,358,089
15,000	Chicago, IL Metropolitan Hsg. Devel. Corp.	6.850		07/01/2022	10/31/2011	A	15,032
460,000	Chicago, IL Midway Airport	5.750		01/01/2017	10/31/2011	A	461,067
65,000	Chicago, IL Midway Airport, Series A	5.000		01/01/2028	11/30/2011	A	65,002
30,405,000	Chicago, IL Midway Airport, Series A	5.500		01/01/2029	10/31/2011	A	30,430,236
1,315,000	Chicago, IL Midway Airport, Series B	5.625		01/01/2029	10/31/2011	A	1,315,579
5,930,000	Chicago, IL Midway Airport, Series B	5.750		01/01/2022	10/31/2011	A	5,937,768
20,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)	5.500		12/20/2019	10/31/2011	A	20,023
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)	5.600		01/01/2041	01/01/2016	A	76,742
25,000	Chicago, IL Multifamily Hsg. (St. Edmund’s Village)	6.125		09/20/2024	10/31/2011	A	25,032
3,410,000	Chicago, IL O’Hare International Airport	5.375		01/01/2019	01/01/2012	A	3,438,064
4,630,000	Chicago, IL O’Hare International Airport	5.500		01/01/2016	10/31/2011	A	4,644,260
350,000	Chicago, IL O’Hare International Airport	5.500		01/01/2018	01/01/2012	A	353,532
39 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$150,000	Chicago, IL O’Hare International Airport	5.500%	01/01/2019	01/01/2012	A	$151,514
575,000	Chicago, IL O’Hare International Airport	5.500	01/01/2024	01/01/2012	A	579,146
5,000,000	Chicago, IL O’Hare International Airport	5.625	01/01/2020	01/01/2012	A	5,044,250
75,000	Chicago, IL O’Hare International Airport	5.750	01/01/2014	01/01/2012	A	75,746
50,000	Chicago, IL O’Hare International Airport	5.750	01/01/2018	01/01/2012	A	50,459
5,300,000	Chicago, IL O’Hare International Airport	5.750	01/01/2019	01/01/2012	A	5,348,601
11,400,000	Chicago, IL O’Hare International Airport	5.750	01/01/2020	01/01/2014	A	11,966,694
10,000,000	Chicago, IL O’Hare International Airport	5.750	01/01/2021	01/01/2012	A	10,091,700
8,000,000	Chicago, IL O’Hare International Airport	5.750	01/01/2023	01/01/2014	A	8,304,320
53,570,000	Chicago, IL O’Hare International Airport	6.000	01/01/2029	01/01/2014	A	55,170,672
10,100,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.000	01/01/2016	11/30/2011	A	10,182,113
60,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2030	01/01/2014	A	60,229
60,000	Chicago, IL O’Hare International Airport (General Airport)	5.250	01/01/2034	01/01/2014	A	60,089
5,000	Chicago, IL O’Hare International Airport (General Airport)	5.500	01/01/2016	10/31/2011	A	5,041
14,250,000	Chicago, IL O’Hare International Airport (General Airport)	5.500	01/01/2022	01/01/2012	A	14,371,695
5,275,000	Chicago, IL O’Hare International Airport (General Airport)	5.750	01/01/2020	01/01/2012	A	5,323,372
5,000	Chicago, IL O’Hare International Airport (General Airport), Series A	5.250	01/01/2023	01/01/2012	A	5,012
3,520,000	Chicago, IL O’Hare International Airport (General Airport), Series A	5.375	01/01/2032	01/01/2012	A	3,521,056
135,000	Chicago, IL O’Hare International Airport (General Airport), Series A	5.500	01/01/2016	10/31/2011	A	135,416
7,015,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)	5.350	01/01/2026	01/01/2012	A	7,025,031
13,235,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)	5.375	01/01/2032	01/01/2012	A	13,238,971
100,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)	5.500	01/01/2022	01/01/2012	A	100,854
590,000	Chicago, IL Park District	5.375	01/01/2029	10/21/2011	A	590,578
2,328,837	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	01/05/2015	A	2,435,032
12,280,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)	6.000	11/01/2015	11/01/2011	A	12,289,456
125,000	IL Civic Center	5.000	12/15/2013	10/31/2011	A	125,453
50,000	IL COP	5.800	07/01/2017	10/31/2011	A	50,026
1,555,000	IL COP	6.375	07/01/2017	10/31/2011	A	1,556,539
175,000	IL Dept. of Central Management Services COP	6.150	07/01/2013	10/31/2011	A	175,733
40 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$40,000	IL Dept. of Central Management Services COP	6.200%	07/01/2014	10/31/2011	A	$40,169
7,245,000	IL Dept. of Central Management Services COP	6.200	07/01/2017	10/31/2011	A	7,275,646
255,000	IL Devel. Finance Authority (Adams County Mental Health Center/Adult Comprehensive Human Services Obligated Group)	6.000	07/01/2015	07/01/2015		241,857
10,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	5.700	07/01/2019	09/25/2014	B	8,678
5,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	6.050	07/01/2019	07/01/2019		4,439
1,995,000	IL Devel. Finance Authority (Greek American Nursing Home)	7.600	04/20/2040	10/31/2011	A	2,118,072
265,000	IL Devel. Finance Authority (Provena Health)	5.125	05/15/2023	11/15/2011	A	265,037
2,000,000	IL Devel. Finance Authority (Provena Health)	5.750	05/15/2013	10/31/2011	A	2,003,740
4,835,000	IL Devel. Finance Authority (Provena Health)	5.750	05/15/2014	10/31/2011	A	4,843,074
3,250,000	IL Devel. Finance Authority (Provena Health)	5.750	05/15/2015	10/31/2011	A	3,259,880
445,000	IL Devel. Finance Authority (Provena Health)	5.750	05/15/2016	10/31/2011	A	445,632
550,000	IL Devel. Finance Authority (Roosevelt University)	5.250	04/01/2022	04/01/2017	A	553,388
30,000	IL Devel. Finance Authority (Round Lake School 116)	5.450	01/01/2019	10/31/2011	A	30,098
20,000	IL Devel. Finance Authority (Round Lake School 116)	5.800	01/01/2020	10/31/2011	A	20,071
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)	8.000	06/01/2032	06/01/2012	A	23,764,570
425,000	IL Devel. Finance Authority Pollution Control (Amerencips)	5.500	03/01/2014	10/31/2011	A	425,136
1,150,000	IL Devel. Finance Authority Pollution Control (Central Illinois Public Service Company)	5.950	08/15/2026	12/01/2011	A	1,150,023
240,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)	5.400	03/01/2028	11/30/2011	A	240,048
11,815,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)	5.700	02/01/2024	10/31/2011	A	11,824,570
80,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)	5.000	02/01/2028	02/01/2028		75,636
285,000	IL Devel. Finance Authority Water Facilities (Northern Illinois Water Company)	5.500	12/01/2026	12/01/2011	A	285,006
1,200,000	IL Educational Facilities Authority (Augustana College)	5.625	10/01/2022	10/01/2012	A	1,210,860
50,000	IL Educational Facilities Authority (Robert Morris College)	5.250	06/01/2013	10/31/2011	A	50,144
50,000	IL Educational Facilities Authority (Robert Morris College)	5.250	06/01/2014	10/31/2011	A	50,138
100,000	IL Educational Facilities Authority (Robert Morris College)	5.375	06/01/2015	10/31/2011	A	100,273
41 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Illinois Continued
$3,130,000	IL Finance Authority (Little Company of Mary Hospital and Health Care Centers)	5.500%	08/15/2031	08/15/2015	A	$3,149,813
17,315,000	IL Finance Authority (Resurrection Health)	6.125	05/15/2025	05/15/2019	A	18,086,556
170,000	IL Finance Authority (Roosevelt University)	5.400	04/01/2027	04/01/2017	A	170,641
2,025,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	10/01/2019	A	2,113,310
6,210,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)	6.625	11/01/2039	05/01/2019	A	6,675,998
4,100,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)	5.500	08/15/2018	12/01/2015	B	4,105,535
2,150,000	IL GO	5.000	12/01/2027	12/01/2012	A	2,160,643
12,410,000	IL GO	5.375	12/01/2025	10/31/2011	A	12,442,266
100,000	IL Health Facilities Authority (EMH/EMHH/EMHC Obligated Group)	5.500	01/01/2022	01/01/2013	A	100,863
25,000	IL Health Facilities Authority (Holy Family Medical Center)	5.125	08/15/2017	02/15/2012	A	24,999
3,965,000	IL Health Facilities Authority (Ingalls Health System)	6.250	05/15/2014	05/30/2013	B	3,947,158
100,000	IL Health Facilities Authority (Sherman Health System)	5.250	08/01/2017	10/31/2011	A	100,081
165,000	IL Health Facilities Authority (Sherman Health System)	5.250	08/01/2022	11/30/2011	A	165,002
25,000	IL Health Facilities Authority (Sherman Health System)	5.250	08/01/2027	09/07/2025	B	23,648
500,000	IL Health Facilities Authority (Sherman Health System)	5.500	08/01/2012	10/31/2011	A	500,885
10,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	5.500	08/01/2026	08/01/2014	A	10,021
190,000	IL Hsg. Devel. Authority, Series C-2	5.250	08/01/2022	08/01/2012	A	191,199
55,000	IL Sales Tax	5.500	06/15/2014	10/31/2011	A	55,202
8,000,000	IL Sports Facilities Authority	5.500	06/15/2030	06/15/2015	A	8,418,880
35,000	Lake County, IL HFC, Series A	6.800	05/01/2023	11/01/2011	A	35,070
485,000	Lemont, IL GO	4.850	12/01/2016	10/31/2011	A	486,693
4,510,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2020	08/12/2018	B	3,118,349
100,000	Melrose Park, IL Water	5.200	07/01/2018	01/01/2012	A	100,985
70,000	Southwestern IL Devel. Authority (Anderson Hospital)	5.500	08/15/2020	10/31/2011	A	70,055
150,000	Southwestern IL Devel. Authority (Illinois-American Water Company)	5.000	02/01/2028	02/01/2012	A	149,994
1,232,000	Southwestern, IL Devel. Authority (Southwestern Illinois Health Facilities)	5.375	08/15/2015	10/31/2011	A	1,234,033
50,000	Will-Kankakee, IL Regional Devel. Authority (Consumers Illinois Water Company)	5.400	09/01/2030	02/29/2012	A	49,997

						420,138,151
42 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Indiana—1.1%
$250,000	Boone County, IN Redevel. Commission	5.375%	08/01/2023	02/01/2016	A	$257,423
95,000	De Kalb County, IN Redevel. Authority	6.000	07/15/2018	10/31/2011	A	95,242
110,000	Delaware County, IN Redevel. District	6.875	02/01/2018	10/31/2011	A	110,190
2,420,000	East Chicago, IN Exempt Facilities (Inland Steel Company)	6.700	11/01/2012	11/01/2012		2,390,113
30,000	Fort Wayne, IN Sewage Works	5.000	08/01/2012	10/31/2011	A	30,109
3,260,000	Hammond, IN Local Public Improvement District	6.500	08/15/2025	07/15/2015	A	3,362,397
2,270,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	05/11/2015	B	2,295,560
35,000	IN Health Facility Financing Authority (Community Hospital of Anderson)	6.000	01/01/2014	10/31/2011	A	35,109
455,000	IN Health Facility Financing Authority (Community Hospital of Anderson)	6.000	01/01/2023	10/31/2011	A	455,655
25,000	IN Health Facility Financing Authority (Munster Medical Research Foundation/ St. Catherine Hospital Obligated Group)	5.500	08/01/2013	10/31/2011	A	25,315
3,810,000	IN Health Facility Financing Authority (Union Hospital)	5.125	09/01/2018	10/31/2011	A	3,814,077
10,675,000	IN Health Facility Financing Authority (Union Hospital)	5.250	09/01/2023	10/31/2011	A	10,679,270
255,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	5.250	01/01/2037	03/01/2013	A	270,489
75,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	6.450	01/01/2040	11/01/2013	A	79,988
3,000,000	Indianapolis, IN Local Public Improvement Bond Bank (Airport Authority)	5.000	01/01/2023	01/01/2013	A	3,037,410
415,000	Madison County, IN Hospital Authority (Community Hospital of Anderson)	8.000	01/01/2014	10/31/2011	A	417,092
5,000,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)	5.900	12/01/2024	10/31/2011	A	5,104,850
2,050,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)	6.375	11/01/2029	08/01/2014	A	2,087,003
1,660,000	St. Joseph County, IN Economic Devel. (Madison Center)	5.450	02/15/2017	11/30/2011	A	1,660,266
1,510,000	St. Joseph County, IN Economic Devel. (Madison Center)	5.500	02/15/2021	06/13/2019	B	1,494,658

						37,702,216

Iowa—0.1%
2,000,000	Estherville, IA Hospital (Avera Holy Family Health)	6.250	07/01/2026	07/01/2012	A	2,011,200
800,000	IA Finance Authority Retirement Community (Friendship Haven)	5.250	11/15/2014	11/15/2011	A	800,160
43 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Iowa Continued
$75,000	IA Student Loan Liquidity Corp.	6.125%	12/01/2011	10/31/2011	A	$75,351

						2,886,711

Kansas—0.5%
15,000	KS Devel. Finance Authority (Stormont-Vail Healthcare)	5.375	11/15/2024	11/15/2011	A	15,021
115,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)	5.100	03/01/2023	10/31/2011	A	115,167
640,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	08/25/2021	B	479,725
415,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	5.650	12/01/2036	10/16/2012	A	448,474
8,585,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.800	12/01/2038	12/01/2038		9,138,753
6,900,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.875	06/01/2039	06/01/2039		7,307,307
120,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.950	06/01/2029	01/24/2012	A	123,796

						17,628,243

Kentucky—0.9%
150,000	Jefferson County, KY Health Facilities (JHHS)	5.750	01/01/2026	10/31/2011	A	150,140
55,000	Jefferson County, KY Health Facilities (JHHS/JHP/JHF Obligated Group)	5.700	01/01/2021	10/31/2011	A	55,087
2,535,000	Jefferson County, KY Health Facilities (University Medical Center)	5.500	07/01/2017	10/31/2011	A	2,540,273
120,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	12/01/2015		1
135,000	KY Area Devel. Districts (City of Ewing)	5.400	12/01/2021	12/01/2011	A	136,557
370,000	KY Area Devel. Districts (City of Ewing)	5.700	06/01/2015	12/01/2011	A	375,150
20,000	KY Hsg. Corp.	5.300	07/01/2018	10/10/2011	A	20,471
10,000	KY Hsg. Corp.	5.350	01/01/2021	10/10/2011	A	10,012
15,000	KY Hsg. Corp.	5.450	07/01/2022	01/01/2012	A	15,040
15,000	KY Hsg. Corp., Series C	5.375	07/01/2027	01/01/2012	A	15,036
40,000	KY Infrastructure Authority	5.700	06/01/2013	12/01/2011	A	40,288
27,220,000	Louisville & Jefferson County, KY Metropolitan Government Health Facilities (Jewish Hospital & St. Mary’s Healthcare)	6.000	02/01/2022	02/01/2013	A	27,766,578

						31,124,633

Louisiana—3.8%
195,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)	5.600	12/01/2028	10/31/2011	A	195,098
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)	6.000	07/01/2023	07/01/2023		67,251
44 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$330,000	Calcasieu Parish, LA Industrial Devel. Board (Conoco Phillips Holding Company/E.I. Dupont de Nemours Obligated Group)	5.750%	12/01/2026	10/31/2011	A	$330,310
190,000	Calcasieu Parish, LA Public Trust Authority	5.000	04/01/2028	11/29/2011	A	193,958
190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)	5.600	11/01/2022	11/01/2011	A	190,053
2,000,000	De Soto Parish, LA Environmental Improvement (International Paper Company)	5.850	11/01/2027	11/01/2013	A	2,023,700
140,000	De Soto Parish, LA Environmental Improvement (International Paper Company)	6.375	05/01/2025	11/01/2011	A	141,553
10,000	De Soto Parish, LA Pollution Control (Cleco Utility Group)	5.875	09/01/2029	10/31/2011	A	10,005
30,000	East Baton Rouge, LA Mtg. Finance Authority (Single Family Mtg.)	5.500	10/01/2025	10/31/2011	A	30,020
75,000	Iberville Parish, LA Pollution Control (Entergy Gulf States)	5.700	01/01/2014	10/31/2011	A	75,024
2,530,000	LA HFA (La Chateau)	6.000	09/01/2017	09/01/2017		2,739,256
1,895,000	LA HFA (La Chateau)	6.000	09/01/2020	05/20/2019	A	2,001,101
60,000	LA HFA (La Chateau)	7.250	09/01/2039	09/01/2019	A	63,316
170,000	LA HFA (Single Family Mtg.)	5.800	06/01/2035	09/27/2013	A	174,060
5,000	LA HFA (Single Family Mtg.)	5.900	12/01/2011	10/31/2011	A	5,017
510,000	LA HFA (Single Family Mtg.)	6.375	06/01/2033	06/01/2012	A	519,165
20,000	LA HFA (St. Dominic Assisted Care)	6.300	09/01/2015	10/31/2011	A	20,059
25,000	LA HFA (St. Dominic Assisted Care)	6.850	09/01/2025	10/31/2011	A	25,051
20,000	LA HFA (St. Dominic Assisted Care)	6.950	09/01/2036	10/31/2011	A	20,353
2,070,000	LA Local Government EF&CD Authority (Bellemont Apartments)	6.000	09/01/2022	05/22/2018	B	1,868,258
7,500,000	LA State Citizens Property Insurance	6.125	06/01/2024	06/01/2013	A	7,766,925
505,000	LA State University & Agricultural & Mechanical College (Health Sciences Center)	6.200	05/01/2020	11/01/2011	A	509,489
1,125,000	LA State University & Agricultural & Mechanical College (Health Sciences Center)	6.375	05/01/2031	11/01/2011	A	1,134,608
68,065,000	LA Tobacco Settlement Financing Corp. (TASC)	5.875	05/15/2039	05/15/2012	A	68,101,755
42,210,000	LA Tobacco Settlement Financing Corp. (TASC), Series B	5.500	05/15/2030	05/15/2012	A	42,271,205
2,000,000	Morehouse Parish, LA Pollution Control (International Paper Company)	5.250	11/15/2013	11/15/2013		2,122,140
55,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.500	07/15/2018	10/31/2011	A	55,061
230,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)	5.600	07/15/2025	11/30/2011	A	230,041
10,000	New Orleans, LA Finance Authority (Single Family Mtg.)	5.350	12/01/2028	10/31/2011	A	10,000
45 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Louisiana Continued
$5,000	New Orleans, LA Home Mtg. Authority (Single Family Mtg.)	6.000%	12/01/2021	10/31/2011	A	$5,003
30,000	New Orleans, LA Sewage Service	5.400	06/01/2017	10/31/2011	A	30,066
15,000	New Orleans, LA Sewage Service	5.500	06/01/2017	10/31/2011	A	15,109
50,000	New Orleans, LA Sewage Service	5.500	06/01/2019	10/31/2011	A	50,351
20,000	New Orleans, LA Sewage Service	5.500	06/01/2020	10/31/2011	A	20,139
90,000	Orleans Parish, LA School Board, Series B	5.200	02/01/2014	10/31/2011	A	90,058
310,000	Shreveport, LA Hsg. Authority (U.S. Goodman Plaza)	6.100	08/01/2019	05/24/2016	B	284,766
30,000	St. John Baptist Parish, LA (USX Corp.)	5.350	12/01/2013	10/31/2011	A	30,046
55,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)	5.800	04/01/2016	04/01/2012	A	55,090

						133,474,460

Maine—0.0%
345,000	Jay, ME Solid Waste Disposal (International Paper Company)	5.125	06/01/2018	06/01/2013	A	347,884
2,000,000	ME Abitibi Bowater[3]	7.750	10/01/2022	10/01/2022		20
20,000	ME H&HEFA (Mid Coast Hospital/Community Partners Obligated Group)	6.000	07/01/2029	10/31/2011	A	20,071
10,000	ME H&HEFA, Series A	6.000	07/01/2024	10/31/2011	A	10,044
15,000	ME Municipal Bond Bank, Series B	5.850	11/01/2020	10/31/2011	A	15,065
25,000	Winslow, ME (Crowe Rope Industries)	6.000	03/01/2012	10/31/2011	A	25,102

						418,186

Maryland—0.3%
240,000	Annapolis, MD Economic Devel. (St. John’s College)	5.500	10/01/2018	10/28/2011	A	240,977
80,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.150	03/01/2018	10/31/2011	A	80,061
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.350	07/01/2041	11/30/2011	A	5,001
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.375	09/01/2024	10/31/2011	A	25,016
4,660,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.750	09/01/2039	03/01/2019	A	4,835,356
275,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	6.250	07/01/2031	10/31/2011	A	275,286
5,300,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	10/31/2011	A	5,312,190
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.500	07/01/2026	10/31/2011	A	65,058
50,000	MD H&HEFA (Medlantic/Helix Parent)	5.250	08/15/2013	10/31/2011	A	50,162
55,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)	5.500	08/15/2020	10/31/2011	A	55,081
46 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Maryland Continued
$630,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.750%		07/01/2029	07/01/2015	A	$677,206

							11,621,394

Massachusetts—0.8%
1,200,000	MA Devel. Finance Agency (Ogden Haverhill)	5.500		12/01/2019	10/31/2011	A	1,201,068
2,800,000	MA Devel. Finance Agency (Springfield Res Rec)	5.625		06/01/2019	10/31/2011	A	2,805,852
3,795,000	MA Devel. Finance Agency (VOA Ayer)	6.200		02/20/2046	01/07/2017	A	4,083,496
285,000	MA Devel. Finance Agency Res Rec (Semass Partnership)	5.625		01/01/2016	01/01/2012	A	289,591
9,430,000	MA Educational Financing Authority	5.300		01/01/2016	10/31/2011	A	9,447,446
210,000	MA Educational Financing Authority, Series H	6.350		01/01/2030	01/01/2018	A	224,986
5,000	MA H&EFA (Beverly Hospital Corp.)	5.625		07/01/2013	10/31/2011	A	5,014
105,000	MA H&EFA (Boston Medical Center)	5.000		07/01/2019	10/31/2011	A	105,057
70,000	MA H&EFA (Cape Cod Healthcare)	5.450		11/15/2023	11/15/2011	A	70,018
50,000	MA H&EFA (Capital Asset Program)	0.995	[4]	07/01/2030	10/13/2011	A	32,750
60,000	MA H&EFA (Caregroup)	5.000		07/01/2018	10/17/2011	A	60,136
210,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)	5.250		11/15/2018	10/31/2011	A	210,143
3,005,000	MA HFA (Rental Mtg.)	5.600		01/01/2045	07/01/2012	A	3,014,917
210,000	MA HFA, Series A	5.150		12/01/2011	10/31/2011	A	210,548
35,000	MA HFA, Series A	5.500		07/01/2040	02/24/2035	B	31,989
255,000	MA Industrial Finance Agency (Avon Associates)	5.375		04/01/2020	10/30/2011	A	255,324
930,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.750		12/01/2025	11/30/2011	A	930,223
2,155,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.900		12/01/2029	11/30/2011	A	2,155,797
200,000	MA Industrial Finance Agency (Merrimack College)	5.000		07/01/2017	10/31/2011	A	200,272
1,000,000	MA Industrial Finance Agency (Ogden Haverhill Associates)	5.600		12/01/2019	10/31/2011	A	1,003,230
225,000	MA Port Authority (US Airways)	5.750		09/01/2016	03/28/2014	B	215,201
435,000	MA Port Authority (US Airways)	6.000		09/01/2021	10/14/2019	B	396,542
715,000	MA Turnpike Authority, Series A	5.550		01/01/2017	10/31/2011	A	718,153
1,000,000	MA Water Pollution Abatement Trust	5.500		08/01/2029	10/31/2011	A	1,003,450

							28,671,203

Michigan—2.0%
500,000	Detroit, MI GO	5.250		04/01/2014	04/01/2014		480,335
195,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)	5.375		05/01/2018	03/11/2015	B	153,830
47 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Michigan Continued
$3,070,000	Dickinson County, MI Healthcare System	5.700%	11/01/2018	11/01/2011	A	$3,074,697
4,000,000	Ecorse City, MI GO	5.800	11/01/2026	07/22/2019	A	4,087,080
15,000	Farmington Hills, MI EDC (Botsford General Hospital)	5.700	02/15/2015	10/31/2011	A	15,029
155,000	Flint, MI Hospital Building Authority (Hurley Medical Center)	5.375	07/01/2020	01/24/2019	B	149,987
15,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)	5.200	07/01/2014	10/31/2011	A	15,019
10,000	Huron Shore, MI Regional Utility Authority (Water & Sewer System)	5.625	05/01/2015	11/01/2011	A	10,044
15,000	Kalamazoo, MI (Downtown Devel.)	6.000	04/01/2013	04/01/2012	A	15,389
1,025,000	MI Hospital Finance Authority (Memorial Hospital)	5.875	11/15/2021	11/15/2011	A	1,026,312
2,755,000	MI Hospital Finance Authority (OUH/OHP/OHS Obligated Group)	6.000	04/01/2022	04/01/2013	A	2,902,971
20,000	MI Hospital Finance Authority (St. John Hospital)	5.750	05/15/2016	10/31/2011	A	20,970
480,000	MI Hsg. Devel. Authority (Rental Hsg.)	6.100	10/01/2033	10/31/2011	A	480,216
50,000	MI Hsg. Devel. Authority, Series A	5.300	10/01/2037	10/31/2011	A	50,010
590,000	MI Lake Superior State University	5.500	11/15/2021	11/15/2011	A	591,322
50,000	MI Municipal Bond Authority	6.000	11/01/2023	11/01/2011	A	50,229
15,000	MI Municipal Bond Authority	7.100	11/01/2014	11/01/2011	A	15,061
650,000	MI Public Educational Facilities Authority (Old Redford Academy)	5.000	12/01/2013	12/15/2012	B	657,677
12,840,000	MI Tobacco Settlement Finance Authority	5.125	06/01/2022	04/08/2019	B	10,560,258
750,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A	6.600	06/01/2022	10/31/2011	A	751,440
20,000,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)	6.250	08/01/2023	08/01/2014	A	21,051,200
5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.250	12/01/2021	12/01/2015	A	6,062,209
7,265,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.250	12/01/2025	12/01/2015	A	7,379,860
2,345,000	Wayne County, MI Building Authority	5.250	06/01/2016	10/31/2011	A	2,353,981
55,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)	5.000	12/01/2019	10/31/2011	A	55,035
10,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)	5.000	12/01/2022	11/30/2011	A	10,001,600
25,000	Wexford County, MI Water Supply System	5.850	11/01/2012	11/01/2011	A	25,589
20,000	Wexford County, MI Water Supply System	6.250	11/01/2024	11/01/2011	A	20,442

						72,057,792
48 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Minnesota—1.7%
$60,000	Becker, MN Pollution Control (Northern States Power Company)	8.500%	03/01/2019	08/27/2012	A	$64,508
58,000,000	Becker, MN Pollution Control (Northern States Power Company)	8.500	04/01/2030	08/27/2012	A	60,890,720
100,000	MN HFA (Single Family Mtg.)	5.600	07/01/2013	10/31/2011	A	100,353
755,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/HESJH Obligated Group)	5.700	11/01/2015	11/01/2011	A	755,332

						61,810,913

Mississippi—0.4%
475,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	10/31/2011	A	475,228
55,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	10/31/2011	A	55,159
745,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.200	07/01/2018	10/31/2011	A	746,602
300,000	Jackson County, MS Port Improvement	5.250	05/01/2012	11/01/2011	A	300,915
290,000	Jackson County, MS Port Improvement	5.250	05/01/2013	11/01/2011	A	290,777
2,400,000	MS Business Finance Corp. (System Energy Resources)	5.875	04/01/2022	10/31/2011	A	2,404,848
2,850,000	MS Business Finance Corp. (System Energy Resources)	5.900	05/01/2022	11/01/2011	A	2,855,757
80,000	MS Devel. Bank Special Obligation	5.500	07/01/2031	10/31/2011	A	80,050
300,000	MS Home Corp. (Single Family Mtg.)	5.300	12/01/2023	04/01/2013	A	310,692
2,845,000	MS Home Corp. (Single Family Mtg.)	6.375	12/01/2032	10/31/2011	A	3,081,391
105,000	MS Home Corp. (Valley State Student Hsg.)	5.300	12/01/2028	01/09/2027	B	58,538
50,000	MS Small Business Enterprise	5.700	12/01/2013	10/31/2011	A	50,168
20,000	Tupelo, MS GO	5.900	08/01/2013	02/01/2012	A	20,348
3,000,000	Warren County, MS Environmental Improvement (International Paper Company)	5.850	11/01/2027	11/01/2013	A	3,033,480
1,075,000	Warren County, MS Environmental Improvement (International Paper Company)	6.250	09/01/2023	10/31/2011	A	1,075,914

						14,839,867

Missouri—1.1%
15,000	Bates County, MO Hospital (Bates County Memorial Hospital)	5.700	03/01/2026	02/29/2012	A	14,999
175,000	Belton, MO Tax Increment (Belton Town Center)	5.000	03/01/2014	09/06/2013	B	176,500
125,000	Belton, MO Tax Increment (Belton Town Center)	5.125	03/01/2015	03/01/2015		126,046
100,000	Belton, MO Tax Increment (Belton Town Center)	5.250	03/01/2016	03/01/2016		99,995
630,000	Branson, MO IDA (Branson Hills Redevel.)	6.250	05/01/2013	11/11/2012	B	638,190
49 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Missouri Continued
$4,095,000	Hanley/Eager Road, MO Transportation Devel. District	10.000%	12/01/2033	12/01/2033		$3,998,030
1,100,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	08/02/2014	B	1,102,002
1,200,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	5.000	06/01/2021	11/01/2012	A	1,219,884
2,100,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	5.625	06/01/2023	09/01/2014	A	2,124,276
20,000	Lees Summit, MO Tax (Summitwoods Crossing)	6.250	05/01/2017	11/01/2011	A	20,002
910,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200	11/01/2022	09/02/2022	B	818,035
1,435,000	Meadows, MO Transportation Devel. District	5.400	05/01/2035	05/01/2018	A	1,472,066
25,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2019	10/31/2011	A	25,094
25,000	MO Environmental Improvement & Energy Resources Authority	5.450	01/01/2018	10/31/2011	A	25,054
240,000	MO Environmental Improvement & Energy Resources Authority (Missouri-American Water Company)	5.900	03/01/2030	10/31/2011	A	240,149
320,000	MO Environmental Improvement & Energy Resources Authority (St. Joseph Light & Power)	5.850	02/01/2013	10/31/2011	A	320,995
85,000	MO H&EFA (Capital Region Medical Center)	5.650	11/01/2024	11/01/2011	A	85,031
200,000	MO H&EFA (FHS)	5.500	02/15/2024	10/31/2011	A	200,248
20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)	5.500	11/15/2028	11/15/2018	A	21,225,200
5,000	MO HDC (Single Family Mtg.)	6.200	09/01/2025	10/20/2011	A	5,326
10,000	MO HDC (Truman Farm Villas)	5.750	10/01/2011	10/01/2011		10,001
25,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/31/2011	A	25,089
200,000	Raymore, MO Tax Increment	5.000	03/01/2012	03/01/2012		191,696
300,000	Raymore, MO Tax Increment	5.000	03/01/2013	03/01/2013		258,009
275,000	Raymore, MO Tax Increment	5.125	03/01/2014	03/01/2014		209,154
230,000	Raymore, MO Tax Increment	5.125	03/01/2015	03/01/2015		151,913
1,900,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	06/18/2020	B	1,789,952
35,000	Sikeston, MO Electric	5.000	06/01/2022	10/31/2011	A	35,013
55,000	St. Charles County, MO IDA (Ashwood Apartments)	5.600	04/01/2030	10/31/2011	A	55,028
500,000	St. Joseph, MO IDA (Shoppes at North Village)	5.100	11/01/2019	06/07/2018	B	491,665
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	6.250	07/01/2029	07/01/2019	A	108,176
675,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	08/27/2021	B	575,849

						37,838,667
50 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Montana—0.2%
$215,000	Crow, MT Finance Authority (Tribal)	5.700%	10/01/2027	10/31/2011	A	$215,346
15,000	MT Board of Hsg. (Single Family Mtg.)	5.450	06/01/2027	10/31/2011	A	15,007
700,000	MT Board of Hsg. (Single Family Mtg.)	5.600	12/01/2023	10/31/2011	A	731,521
5,000	MT Board of Hsg. (Single Family Mtg.)	5.750	06/01/2030	10/31/2011	A	5,206
1,205,000	MT Board of Hsg. (Single Family Mtg.)	5.750	12/01/2035	12/01/2035		1,227,088
10,000	MT Board of Hsg. (Single Family Mtg.)	5.900	06/01/2020	10/31/2011	A	10,336
1,780,000	MT Board of Hsg. (Single Family Mtg.)	6.000	12/01/2029	10/31/2011	A	1,783,382
5,000	MT Board of Hsg. (Single Family Mtg.)	6.250	12/01/2020	10/31/2011	A	5,101
2,330,000	MT Higher Education Student Assistance Corp.	6.400	12/01/2032	12/01/2032		2,276,993

						6,269,980

Multi States—0.7%
10,000,000	Centerline Equity Issuer Trust[5]	6.000	05/15/2015	04/30/2015	C	10,869,600
6,000,000	Munimae TE Bond Subsidiary	5.125	11/29/2049	09/30/2015	C	4,920,180
8,000,000	Munimae TE Bond Subsidiary	5.300	11/29/2049	09/30/2015	C	5,760,080
3,000,000	Munimae TE Bond Subsidiary	5.500	11/29/2049	09/30/2015	C	2,040,030

						23,589,890

Nebraska—0.0%
125,000	NE Central Plains Gas Energy	5.000	12/01/2013	12/01/2013		132,373
750,000	NE Central Plains Gas Energy	5.250	12/01/2018	12/01/2018		762,068
5,000	NE Investment Finance Authority (Multifamily Hsg.)	6.000	12/01/2015	10/31/2011	A	5,008
30,000	NE Investment Finance Authority (Multifamily Hsg.)	6.200	06/01/2028	10/31/2011	A	30,034

						929,483

Nevada—0.2%
25,000	Clark County, NV Improvement District	6.250	02/01/2013	02/01/2013		25,599
400,000	Clark County, NV Industrial Devel. (Southwest Gas Corp.)	5.450	03/01/2038	03/01/2013	C	422,056
25,000	Henderson, NV Health Care Facility (Catholic Healthcare West/Bakersfield Memorial Hospital Obligated Group)	5.625	07/01/2024	07/01/2014	A	26,234
50,000	Henderson, NV Redevel. Agency Tax Allocation	6.900	10/01/2017	10/01/2012	A	51,157
25,000	Henderson, NV Redevel. Agency Tax Allocation	7.200	10/01/2025	10/01/2013	A	25,128
3,755,000	Las Vegas, NV Paiute Tribe, Series A	6.125	11/01/2012	05/10/2012	B	3,594,887
200,000	Las Vegas, NV Paiute Tribe, Series A	6.625	11/01/2017	12/18/2015	B	159,560
100,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.375	06/01/2014	06/01/2014		101,518
250,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.500	06/01/2015	06/01/2015		254,125
51 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity*
Amount		Coupon	Maturity	(Unaudited)		Value

Nevada Continued
$290,000	NV Hsg. Division (Multi-Unit Hsg.)	5.900%	10/01/2016	11/01/2011	A	$290,568
15,000	NV Hsg. Division (Single Family Mtg.)	5.650	04/01/2022	10/31/2011	A	15,012
100,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	10/31/2011	A	100,116
725,000	West Wendover, NV (Recreation District)	5.375	12/01/2019	10/31/2011	A	725,428
1,510,000	West Wendover, NV (Recreation District)	5.400	12/01/2017	10/31/2011	A	1,511,555
710,000	West Wendover, NV (Recreation District)	5.400	12/01/2021	10/31/2011	A	710,263

						8,013,206

New Hampshire—0.9%
35,000	NH Business Finance Authority (Connecticut Light & Power Company)	5.850	12/01/2022	10/31/2011	A	35,223
300,000	NH Business Finance Authority (Pennichuck Water Works)	6.300	05/01/2022	11/01/2011	A	300,564
5,000,000	NH Business Finance Authority (United Illuminating Company)	6.875	12/01/2029	02/01/2012	C	5,094,500
7,000,000	NH Business Finance Authority (United Illuminating Company)	7.125	07/01/2027	02/01/2012	C	7,138,460
95,000	NH H&EFA (Elliot Hospital/Elliot Health System Obligated Group)	5.600	10/01/2022	07/25/2013	A	99,745
13,430,000	NH H&EFA (MHMH/DHC/CVH Obligated Group)	5.500	08/01/2027	08/01/2012	A	13,802,951
130,000	NH HE&HFA (Dartmouth College)	5.550	06/01/2023	10/31/2011	A	130,138
60,000	NH HFA (Prescott Hills Apartments)	6.150	07/01/2040	10/31/2011	A	60,047
180,000	NH HFA (Single Family Mtg.)	5.200	01/01/2024	07/01/2013	A	186,068
10,000	NH HFA (Single Family Mtg.)	5.450	07/01/2021	01/01/2012	A	10,028
600,000	NH HFA (Single Family Mtg.)	5.750	01/01/2037	06/05/2013	A	622,962
45,000	NH HFA (Single Family Mtg.)	5.850	07/01/2017	10/31/2011	A	45,106
2,355,000	NH HFA (Single Family Mtg.)	5.850	01/01/2034	07/01/2013	A	2,536,547
5,000	NH HFA (Single Family Mtg.)	6.150	07/01/2029	10/31/2011	A	5,151
20,000	NH HFA (Single Family Mtg.)	6.300	07/01/2031	01/01/2012	A	20,532
1,000,000	NH IDA (Connecticut Light & Power Company)	5.900	11/01/2016	11/01/2011	A	1,002,230
35,000	NH IDA (Connecticut Light & Power Company)	5.900	08/01/2018	10/31/2011	A	35,231

						31,125,483

New Jersey—4.4%
3,550,000	NJ EDA (Continental Airlines)	6.625	09/15/2012	09/15/2012		3,599,168
2,750,000	NJ EDA (Masonic Charity Foundation of New Jersey)	6.000	06/01/2025	06/01/2012	A	2,808,025
2,000,000	NJ EDA (School Facilities Construction)	5.750	09/01/2023	03/01/2021	A	2,336,000
2,475,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.200	07/01/2013	01/05/2013	B	2,434,979
52 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New Jersey Continued
$5,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.300%	07/01/2023	05/20/2019	B	$4,557,800
1,245,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)	6.125	07/01/2012	10/31/2011	A	1,249,395
1,345,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)	6.200	07/01/2013	10/31/2011	A	1,349,425
1,430,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)	6.200	07/01/2014	10/31/2011	A	1,434,133
345,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250	07/01/2014	07/16/2013	B	329,130
18,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2023	07/01/2023		17,673,660
10,000,000	NJ Health Care Facilities Financing Authority (Virtual Health)	6.000	07/01/2029	01/01/2014	A	10,422,800
2,560,000	NJ Higher Education Student Assistance Authority (Student Loans)	6.000	06/01/2015	10/31/2011	A	2,568,115
1,150,000	NJ Higher Education Student Assistance Authority (Student Loans)	6.100	06/01/2016	10/31/2011	A	1,153,381
104,010,000	NJ Tobacco Settlement Financing Corp.	4.500	06/01/2023	10/13/2016	B	93,224,163
5,000,000	NJ Tobacco Settlement Financing Corp.	4.625	06/01/2026	12/27/2024	B	3,929,200
8,695,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)	5.375	06/01/2013	10/31/2011	A	8,713,781

						157,783,155

New Mexico—0.0%
30,000	Farmington, NM Hospital (San Juan Medical Center/Interface, Inc. Obligated Group)	5.000	06/01/2016	10/31/2011	A	30,044
5,000	NM Mtg. Finance Authority (Bluffs at Tierra Contenta)	5.200	01/01/2019	10/31/2011	A	5,004
20,000	NM Mtg. Finance Authority (Single Family Mtg.)	5.000	09/01/2022	03/01/2012	A	20,533
225,000	NM Mtg. Finance Authority (Single Family Mtg.)	6.200	09/01/2032	10/21/2011	A	231,406
420,000	NM Mtg. Finance Authority (Single Family Mtg.)	6.450	03/01/2033	10/21/2011	A	442,714
70,000	NM Mtg. Finance Authority (Single Family Mtg.)	6.550	09/01/2031	10/21/2011	A	70,542
225,000	NM Regional Hsg. Authority (Washington Place Apartments)	5.500	08/15/2020	10/31/2017	B	163,222

						963,465

New York—2.2%
3,000,000	NY Counties Tobacco Trust III	6.000	06/01/2043	04/04/2017	B	2,570,940
15,120,000	NY MTA, Series B	5.000	11/15/2025	11/15/2015	A	15,915,161
53 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

New York Continued
$13,695,000	NYC Transitional Finance Authority	5.500%	11/01/2028	11/01/2015	A	$15,115,719
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	12/01/2015	A	42,137,200
2,500,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125	06/01/2045	09/19/2034	B	1,711,875

						77,450,895

North Carolina—0.4%
55,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2021	10/31/2011	A	55,153
245,000	NC Eastern Municipal Power Agency, Series B	5.500	01/01/2021	10/31/2011	A	245,495
2,225,000	NC HFA	5.750	03/01/2017	10/31/2011	A	2,294,175
1,450,000	NC HFA	6.000	07/01/2016	10/31/2011	A	1,452,712
5,230,000	NC HFA (Home Ownership)	5.375	01/01/2029	10/31/2011	A	5,260,020
15,000	NC HFA (Single Family)	5.350	09/01/2028	10/31/2011	A	15,006
15,000	NC HFA (Single Family)	5.375	09/01/2014	10/31/2011	A	15,046
80,000	NC HFA (Single Family)	5.600	09/01/2019	10/31/2011	A	82,286
1,555,000	NC HFA (Single Family)	6.250	09/01/2027	10/31/2011	A	1,657,925
1,045,000	NC HFA (Single Family)	6.250	03/01/2028	10/31/2011	A	1,069,380
1,000,000	Piedmont Triad, NC Airport Authority	6.000	07/01/2021	10/31/2011	A	1,001,830

						13,149,028

North Dakota—0.0%
100,000	ND Board of Higher Education Student Services Facilities	5.500	08/01/2023	08/01/2015	A	101,197
85,000	Williston, ND Health Facilities (Catholic Health Corp.)	5.500	11/15/2014	10/31/2011	A	85,351

						186,548

Ohio—4.3%
1,275,000	Adams County, OH Valley Local School District	5.250	12/01/2021	10/31/2011	A	1,276,364
70,000	Akron, OH Economic Devel.	5.000	12/01/2018	10/31/2011	A	70,200
1,200,000	Akron, OH Waterworks	5.625	12/01/2020	10/31/2011	A	1,201,644
70,915,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	04/14/2020	B	54,338,619
8,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	04/14/2020	B	6,451,500
13,925,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	02/03/2028	B	10,489,563
70,000	Centerville, OH GO	5.625	12/01/2026	12/01/2011	A	70,488
55,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)	7.000	06/01/2018	11/30/2011	A	55,019
905,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)	5.250	11/15/2015	12/16/2013	B	889,986
54 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Ohio Continued
$1,635,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.375%	05/15/2018	05/02/2015	B	$1,597,542
355,000	Cleveland-Cuyahoga County, OH Port Authority (Universal Heat Treating)	6.500	11/15/2014	11/15/2011	A	355,238
2,265,000	Cuyahoga County, OH Hospital (University Hospitals Health System)	5.500	01/15/2012	10/31/2011	A	2,272,316
48,990,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)	7.500	01/01/2030	06/26/2012	A	49,266,304
2,230,000	Dublin, OH Industrial Devel. (Dublin Health Care Corp.)	7.500	12/01/2016	08/14/2014	B	2,167,627
100,000	Franklin County, OH Mtg. (Gateway Apartment Homes)	5.800	12/20/2028	12/20/2012	A	102,171
1,425,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	07/23/2014	B	1,427,465
20,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	10/31/2011	A	20,074
330,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)	6.375	07/15/2019	08/13/2016	B	329,060
30,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)	5.375	02/01/2012	10/31/2011	A	30,068
650,000	Lucas County, OH GO	6.500	12/01/2016	10/31/2011	A	653,224
9,800,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)	5.375	11/15/2023	11/15/2011	A	9,821,462
35,000	OH Air Quality Devel. Authority (FirstEnergy Solutions Corp.)	7.250	11/01/2032	11/01/2012	C	37,018
45,000	OH Capital Corp. for Hsg. (The Conifers)	6.300	06/01/2028	10/31/2011	A	45,051
460,000	OH Economic Devel. (Astro Instrumentation)	5.450	06/01/2022	06/01/2012	A	473,506
35,000	OH HFA	5.250	09/01/2030	10/31/2011	A	35,011
30,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)	6.000	07/01/2035	10/31/2011	A	30,022
15,000	Pike County, OH Hospital Facilities (Pike Health Services)	6.750	07/01/2017	11/30/2011	A	15,000
1,900,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.300	02/15/2024	01/07/2019	B	1,283,070
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400	02/15/2034	02/27/2030	B	1,162,727
215,000	Scioto County, OH Marine Terminal Facility (Norfolk & Western Railway Company)	5.300	08/15/2013	10/31/2011	A	215,568
3,970,000	Toledo-Lucas County, OH Port Authority (Bax Global)	6.250	11/01/2013	02/16/2013	B	3,952,175
465,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)	6.600	11/15/2015	09/23/2012	A	465,823
55 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Ohio Continued
$2,900,000	Toledo-Lucas County, OH Port Authority (Crocker Park)	5.250%	12/01/2023	11/02/2019	B	$2,841,101
10,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)	5.400	05/15/2019	11/06/2016	B	9,185
400,000	Toledo-Lucas County, OH Port Authority (Woodsage Properties)	5.400	05/15/2014	03/01/2013	B	393,804
90,000	Wadsworth, OH Hsg. Devel. Corp. (Medina Hsg.)	6.200	03/01/2020	05/21/2017	B	82,839

						153,927,834

Oklahoma—0.1%
85,000	Cherokee County, OK EDA (NSU Student Hsg.)	5.250	12/01/2034	06/04/2030	B	82,663
50,000	OK HFA (Single Family Homeownership Loan Program)	5.300	09/01/2026	10/31/2011	A	50,025
5,000	OK HFA (Single Family Homeownership Loan Program)	5.400	09/01/2022	03/01/2012	A	5,024
70,000	OK HFA (Single Family Homeownership Loan Program)	5.500	09/01/2028	03/01/2012	A	70,211
50,000	OK HFA (Single Family Homeownership Loan Program)	5.850	09/01/2020	10/31/2011	A	50,759
5,000	OK HFA (Single Family Homeownership Loan Program)	6.200	09/01/2028	10/31/2011	A	5,006
25,000	OK HFA (Single Family Mtg.)	5.250	03/01/2022	03/01/2012	A	25,877
30,000	OK HFA (Single Family Mtg.)	5.400	09/01/2029	03/01/2012	A	30,255
1,560,000	Oklahoma County, OK HFA (Single Family Mtg.)	6.600	10/01/2035	02/01/2012	A	1,686,485

						2,006,305

Oregon—0.1%
20,000	Klamath Falls, OR Airport	5.500	07/01/2016	10/31/2011	A	20,080
25,000	Newberg, OR Public Safety	5.250	12/01/2012	10/31/2011	A	25,101
75,000	Northern Wasco County, OR People’s Utility District (Bonneville Power Administration)	5.200	12/01/2024	10/31/2011	A	77,184
15,000	OR Alternate Energy	5.400	07/01/2016	10/31/2011	A	15,060
15,000	OR Bond Bank (Economic Devel. Dept.)	5.500	01/01/2013	10/31/2011	A	15,064
45,000	OR Bond Bank (Economic Devel. Dept.)	6.000	01/01/2015	10/31/2011	A	45,208
20,000	OR GO	5.375	08/01/2028	10/31/2011	A	20,007
40,000	OR GO (Elderly & Disabled Hsg.)	5.450	08/01/2012	10/31/2011	A	40,156
30,000	OR GO (Elderly & Disabled Hsg.)	5.450	08/01/2013	10/31/2011	A	30,105
65,000	OR GO (Elderly & Disabled Hsg.)	5.550	08/01/2016	10/31/2011	A	65,103
20,000	OR GO (Elderly & Disabled Hsg.)	5.600	08/01/2019	10/31/2011	A	20,024
40,000	OR GO (Elderly & Disabled Hsg.)	5.650	08/01/2026	10/31/2011	A	40,026
35,000	OR GO (Elderly & Disabled Hsg.)	5.700	08/01/2016	10/31/2011	A	35,060
56 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Oregon Continued
$15,000	OR GO (Elderly & Disabled Hsg.)	6.200%	08/01/2020	10/31/2011	A	$15,024
40,000	OR GO (Elderly & Disabled Hsg.)	6.300	08/01/2026	10/31/2011	A	40,047
15,000	OR Health & Science University	5.250	07/01/2015	10/31/2011	A	15,042
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series F	5.250	07/01/2022	01/01/2012	A	20,603
50,000	Port of Portland, OR Airport (Portland International Airport)	5.500	07/01/2018	10/31/2011	A	50,088
40,000	Port Umatilla, OR Water	6.450	08/01/2014	02/01/2012	A	40,571
1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000	01/01/2016	03/25/2015	B	964,850

						1,594,403

Pennsylvania—5.8%
2,305,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100	07/01/2014	07/22/2013	B	2,372,398
5,845,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	7.000	11/01/2017	11/01/2011	A	5,853,066
1,330,000	Bucks County, PA IDA (School Lane Foundation)	4.600	03/15/2017	11/01/2014	B	1,320,477
11,895,000	Chester County, PA H&EFA (Chester County Hospital)	5.875	07/01/2016	10/31/2011	A	11,941,509
800,000	Chester County, PA H&EFA (Chester County Hospital)	6.750	07/01/2021	07/01/2012	A	801,920
165,000	Delaware River Port Authority PA/NJ	5.625	01/01/2026	10/31/2011	A	165,239
40,000	Delaware River Port Authority PA/NJ	5.700	01/01/2023	10/31/2011	A	40,078
50,000	Derry Township, PA Municipal Authority	4.900	12/01/2015	10/31/2011	A	50,154
195,000	Erie, PA Higher Education Building Authority (Gannon University)	5.200	07/15/2016	10/31/2011	A	195,378
5,500,000	Lehigh Northampton, PA Airport Authority	6.000	05/15/2025	10/31/2011	A	5,503,465
35,000,000	Montgomery County, PA IDA[1]	5.750	08/01/2030	08/01/2015	A	40,473,300
26,835,000	PA EDFA (Albert Einstein Healthcare)	6.250	10/15/2023	02/25/2019	A	28,317,097
985,000	PA EDFA (Amtrak)	6.375	11/01/2041	05/01/2012	A	991,373
12,300,000	PA EDFA (National Gypsum Company)	6.125	11/01/2027	11/01/2027		10,409,121
8,120,000	PA EDFA (National Gypsum Company)	6.250	11/01/2027	11/01/2027		6,963,712
500,000	PA EDFA (Northampton Generating)	6.500	01/01/2013	08/28/2012	B	357,540
1,390,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	10/31/2011	A	1,405,846
10,000,000	PA HEFA (MCP/HUHS/AUS Obligated Group)	5.875	11/15/2016	07/18/2014	B	9,884,100
10,300,000	PA HEFA (MCP/HUHS/AUS Obligated Group)	5.875	11/15/2016	09/17/2014	B	10,180,623
25,000	PA HEFA (University of the Arts)	5.500	03/15/2020	11/30/2011	A	25,006
10,000	PA St. Mary Hospital Authority (Franciscan Health)	7.000	06/15/2015	10/31/2011	A	10,029
57 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Pennsylvania Continued
$20,880,000	Philadelphia, PA H&HEFA (Temple University Hospital)	6.625%	11/15/2023	11/15/2011	A	$20,880,835
36,210,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)	5.300	04/15/2026	04/15/2012	A	36,635,105
3,505,000	Philadelphia, PA Redevel. Authority (Neighborhood Transformation)	5.500	04/15/2020	04/15/2012	A	3,566,758
65,000	Pittsburgh, PA Urban Redevel. Authority, Series C	5.600	04/01/2020	10/31/2011	A	65,071
7,180,000	Reading, PA GO	5.625	11/15/2020	11/17/2016	B	7,313,333
45,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)	5.875	12/01/2031	12/01/2011	A	45,887
850,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)	5.375	07/01/2016	10/31/2011	A	852,210
50,000	Washington County, PA Authority (Girard College)	5.000	05/15/2018	10/31/2011	A	50,145

						206,670,775

Rhode Island—1.9%
1,420,000	Central Falls, RI Detention Facility	6.750	01/15/2013	07/20/2012	B	1,393,446
25,000	Providence, RI Public Building Authority, Series B	5.500	12/15/2014	10/31/2011	A	25,066
520,000	RI Clean Water Finance Agency (Triton Ocean)	5.800	09/01/2022	10/31/2011	A	520,322
140,000	RI Health & Educational Building Corp. (Johnson & Wales University)	6.100	04/01/2026	04/01/2012	A	140,034
225,000	RI Health & Educational Building Corp. (Lifespan)	5.250	05/15/2026	11/15/2011	A	225,074
4,055,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)	5.750	05/15/2023	10/31/2011	A	4,059,825
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	5.200	04/01/2019	10/31/2011	A	20,017
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	5.400	10/01/2026	10/31/2011	A	20,726
145,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	10/31/2011	A	145,238
25,000	RI Hsg. & Mtg. Finance Corp. (Rental Hsg.)	5.375	04/01/2024	10/01/2012	A	25,150
20,000	RI Student Loan Authority	5.250	12/01/2011	10/31/2011	A	20,063
11,465,000	RI Student Loan Authority[1]	6.000	12/01/2023	12/20/2011	A	11,479,968
115,000	RI Student Loan Authority	6.450	12/01/2015	12/01/2011	A	115,723
14,085,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250	06/01/2042	11/21/2028	B	12,872,282
9,855,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.000	06/01/2023	06/01/2012	A	9,877,765
24,415,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.125	06/01/2032	06/01/2012	A	24,426,475
58 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

Rhode Island Continued
$500,000	Woonsocket, RI GO	6.000%		10/01/2018	10/01/2018		$489,400

							65,856,574

South Carolina—1.1%
815,000	Allendale County, SC School District Energy Savings Special Obligation	7.000		12/01/2013	12/13/2012	B	844,144
110,000	Georgetown County, SC Environmental Improvement (International Paper Company)	5.700		10/01/2021	10/31/2011	A	110,031
250,000	Greenville County, SC Airport (Donaldson Industrial Air Park)	6.125		10/01/2017	12/10/2014	B	246,068
7,000,000	Greenville, SC Hospital System (GHS Partners in Health)	5.500		05/01/2026	05/01/2012	A	7,001,470
250,000	Greenwood County, SC Hospital (Self Regional Healthcare)	5.500		10/01/2026	10/31/2011	A	250,170
210,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2019	12/01/2017	A	230,822
270,000	Lee County, SC School Facilities, Series 2006	6.000		12/01/2027	12/01/2017	A	280,244
2,110,000	Lexington, SC One School Facilities Corp. (Lexington County School District No. 1)	5.250		12/01/2024	12/01/2015	A	2,309,754
2,340,000	Lexington, SC One School Facilities Corp. (Lexington County School District No. 1)	5.250		12/01/2026	12/01/2015	A	2,539,064
1,200,000	Orangeburg County, SC Solid Waste (South Carolina Electric & Gas Company)	5.700		11/01/2024	10/18/2011	A	1,201,140
9,955,000	Richland County, SC Environmental Improvement (International Paper Company)	6.100		04/01/2023	04/01/2014	A	10,191,531
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604	[2]	01/01/2021	01/01/2021		237,348
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702	[2]	01/01/2026	01/01/2026		73,224
30,000	SC Educational Facilities Authority (Southern Wesleyan University)	5.850		03/01/2016	10/31/2011	A	30,028
100,000	SC Educational Facilities Authority (Southern Wesleyan University)	6.000		03/01/2023	02/29/2012	A	99,990
20,000	SC Hsg. Finance & Devel. Authority	5.950		07/01/2029	11/01/2011	A	20,015
80,000	SC Hsg. Finance & Devel. Authority, Series A	5.400		07/01/2021	10/31/2011	A	80,085
10,000	SC Hsg. Finance & Devel. Authority, Series A-2	5.300		07/01/2019	10/31/2011	A	10,010
6,170,000	SC Jobs EDA (Bon Secours)	5.625		11/15/2030	11/15/2012	A	6,182,217
3,000,000	SC Jobs-EDA (Georgetown Memorial Hospital/Georgetown Health Group Obligated Group)	5.875		11/01/2029	11/01/2011	A	3,001,050
5,220,000	SC Tobacco Settlement Management Authority	5.000		06/01/2018	10/31/2011	A	5,226,682

							40,165,087

South Dakota—0.7%
8,430,000	SD Education Loans	5.600		06/01/2020	06/01/2020		6,803,094
15,075,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	6.500		06/01/2032	06/01/2012	A	15,380,721
59 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

					Effective
Principal					Maturity
Amount		Coupon		Maturity	(Unaudited)*		Value

South Dakota Continued
$20,000	SD H&EFA (Sanford Medical Center)	5.375%		11/01/2024	11/01/2011	A	$20,850
655,000	SD Hsg. Devel. Authority (Homeownership)	5.375		05/01/2018	11/01/2011	A	671,244
5,000	SD Hsg. Devel. Authority (Homeownership)	5.375		05/01/2018	11/01/2011	A	5,040
685,000	SD Hsg. Devel. Authority (Homeownership)	5.750		05/01/2031	07/04/2012	A	736,375

							23,617,324

Tennessee—0.9%
10,000	Blount County, TN Hospital, Series B	5.125		07/01/2019	10/31/2011	A	10,008
50,000	Columbia, TN Electric System	5.625		09/01/2017	10/31/2011	A	50,217
40,000	Jackson, TN Health Educational & Hsg. Facilities Board (Lambuth University)	5.900		09/01/2020	10/31/2011	A	40,162
2,435,000	Knox County, TN HE&HF (Baptist Health System of East Tennessee/Baptist Hospital of East Tennessee Obligated Group)	6.375		04/15/2022	04/15/2012	A	2,519,543
275,000	Nashville & Davidson County, TN Metropolitan Government Health & Educational Facilities (McKendree Village Senior Care Corp.)	5.125		01/01/2020	10/31/2011	A	276,015
1,860,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2021	02/01/2021		1,837,643
10,000,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2019	09/01/2019		9,992,800
5,000,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2020	09/01/2020		4,988,450
12,235,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2024	09/01/2024		12,027,861
15,000	TN Hsg. Devel. Agency (Homeownership)	5.250		07/01/2022	01/01/2012	A	15,128
80,000	TN Hsg. Devel. Agency (Homeownership)	5.550		01/01/2021	10/31/2011	A	80,079

							31,837,906

Texas—6.9%
605,000	Austin, TX Utility System	6.730	[2]	11/15/2014	11/15/2011	A	486,614
80,000	Bexar County, TX HFC (American Opportunity Hsg.-Cinnamon Creek)	5.750		12/01/2013	08/07/2012	B	83,998
115,000	Bexar County, TX HFC (Doral Club)	8.750		10/01/2036	08/29/2028	B	79,912
460,000	Bexar County, TX HFC (Perrin Square)	6.550		12/20/2034	12/20/2011	A	484,647
100,000	Brazos River Authority, TX (Centerpoint Energy)	5.375		04/01/2019	10/31/2011	A	100,092
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750		10/01/2038	10/01/2038		43,562
5,000,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)	5.700		05/15/2033	05/15/2012	C	5,124,000
20,000,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)	6.250		05/15/2033	06/15/2012	C	20,638,800
290,000	Brazos River, TX Harbor Navigation District (Dow Chemical Company)	6.625		05/15/2033	05/15/2012	A	295,026
25,000	Cass County, TX IDC (International Paper Company)	6.000		09/01/2025	10/31/2011	A	25,282
60 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$285,000	Cass County, TX IDC (International Paper Company)	6.600%	03/15/2024	10/31/2011	A	$287,078
400,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750	02/15/2018	01/31/2016	B	432,308
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2023	07/08/2021	B	46,744
10,000	Corpus Christi, TX General Airport	5.500	02/15/2017	02/15/2012	A	10,111
100,000	Corpus Christi, TX General Airport	5.625	02/15/2019	02/15/2012	A	100,902
5,510,000	Dallas-Fort Worth, TX International Airport	5.500	11/01/2020	11/01/2011	A	5,522,453
1,010,000	Dallas-Fort Worth, TX International Airport	5.500	01/15/2021	10/31/2011	A	1,011,687
12,735,000	Dallas-Fort Worth, TX International Airport	5.500	11/01/2021	11/01/2011	A	12,758,814
105,000	Dallas-Fort Worth, TX International Airport	5.500	11/01/2031	11/01/2011	A	105,032
55,000	Dallas-Fort Worth, TX International Airport	5.500	11/01/2035	11/01/2011	A	55,016
65,000	Dallas-Fort Worth, TX International Airport	5.750	11/01/2030	11/01/2011	A	65,084
9,230,000	Dallas-Fort Worth, TX International Airport	6.000	11/01/2023	11/01/2011	A	9,264,889
7,860,000	Dallas-Fort Worth, TX International Airport	6.000	11/01/2024	11/01/2011	A	7,896,785
150,000	Dallas-Fort Worth, TX International Airport	6.000	11/01/2028	11/01/2011	A	150,251
3,835,000	Dallas-Fort Worth, TX International Airport	6.000	11/01/2032	11/01/2011	A	3,840,254
5,465,000	Dallas-Fort Worth, TX International Airport	6.100	11/01/2019	11/01/2011	A	5,480,630
50,000	Dallas-Fort Worth, TX International Airport	6.125	11/01/2035	11/01/2011	A	50,071
7,595,000	Dallas-Fort Worth, TX International Airport	6.250	11/01/2028	11/01/2011	A	7,625,304
9,420,000	Dallas-Fort Worth, TX International Airport	6.250	11/01/2028	11/01/2011	A	9,457,586
155,000	El Paso County, TX HFC (American Village Communities), Series A	6.250	12/01/2020	11/09/2012	A	156,583
440,000	Gonzales, TX Healthcare System	5.500	08/15/2019	10/31/2011	A	440,590
1,390,000	Grand Prairie, TX Metropolitan Utility & Reclamation District	6.500	04/01/2012	10/31/2011	A	1,392,891
4,660,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)	7.500	05/01/2025	10/01/2012	C	4,705,854
110,000	Gulf Coast, TX IDA (Valero Energy Corp.)	5.600	12/01/2031	12/01/2031		107,267
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	04/01/2012	A	342,111
13,815,000	Gulf Coast, TX Waste Disposal Authority (International Paper Company)	6.100	08/01/2024	08/01/2012	A	14,014,903
60,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)	5.600	04/01/2032	04/01/2032		58,501
930,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)	6.650	04/01/2032	04/01/2012	A	935,180
12,470,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)	6.750	02/15/2021	10/31/2011	A	14,847,530
40,000	Harris County, TX Municipal Utility District No. 304	5.300	09/01/2013	10/31/2011	A	40,047
2,055,000	Harris County-Houston, TX Sports Authority	5.750	11/15/2019	11/15/2011	A	2,055,432
61 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$985,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.500%	07/15/2017	10/31/2011	A	$987,374
3,560,000	Houston, TX Airport Special Facilities (Continental Airlines)	6.125	07/15/2017	03/16/2015	B	3,467,120
3,000,000	Houston, TX Airport System	5.000	07/01/2026	07/01/2021	A	3,259,050
50,000	Houston, TX Airport System	5.625	07/01/2030	10/31/2011	A	50,030
10,000	Houston, TX Airport System (People Mover)	5.375	07/15/2012	10/31/2011	A	10,024
45,000	Houston, TX Airport System, Series A	5.000	07/01/2028	11/30/2011	A	45,006
525,000	Houston, TX HFC (Single Family Mtg.)	6.750	06/01/2033	04/15/2012	A	543,821
1,000,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	5.875	05/15/2021	05/15/2021		1,069,290
1,435,000	Houston, TX Hsg. Corp. (6800 Long
	Drive Apartments)	6.625	02/01/2020	02/01/2012	A	1,443,266
35,000	Lewisville, TX HFC (Lewisville Limited)	5.500	06/01/2017	10/31/2011	A	35,045
90,000	Lewisville, TX HFC (Lewisville Limited)	5.600	12/01/2029	10/31/2011	A	90,040
75,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)	6.750	07/01/2012	05/26/2012	B	74,166
50,000	Matagorda County, TX Navigation District (Centerpoint Energy)	5.250	11/01/2029	11/01/2029		48,577
23,255,000	McLennan County, TX Public Facility Corp.	6.625	06/01/2035	11/04/2014	A	25,168,421
835,000	Midland County, TX Hospital District	5.375	06/01/2016	10/31/2011	A	836,712
1,700,000	Mission, TX EDC (Allied Waste Industries)	5.200	04/01/2018	04/01/2012	A	1,719,465
16,000,000	Mission, TX EDC (Waste Management)	6.000	08/01/2020	08/01/2013	C	17,187,360
50,000	Montgomery County, TX Municipal Utility District No. 40 (Waterworks & Sewer)	5.000	03/01/2019	10/31/2011	A	50,094
80,000	North Central Texas HFDC (Children’s Medical Center)	6.000	08/15/2016	10/31/2011	A	80,255
100,000	North Channel, TX Water Authority System	5.000	07/10/2015	10/31/2011	A	100,155
600,000	Permian Basin, TX HFC (Single Family Mtg.)	5.650	01/01/2038	11/01/2014	A	630,114
70,000	Permian Basin, TX HFC (Single Family Mtg.)	5.750	01/01/2038	07/01/2016	A	73,808
620,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	06/01/2021		161,467
50,000	Southeast TX HFC	4.750	01/01/2037	02/05/2013	A	50,564
40,000	Southlake Parks, TX Devel. Corp.	5.375	08/15/2021	10/31/2011	A	40,129
4,030,000	Texas City, TX Industrial Devel. Corp. (BP Pipeline-North America)	7.375	10/01/2020	10/01/2020		5,095,854
235,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	05/01/2028		67,085
70,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)	5.550	12/01/2024	10/31/2011	A	70,067
55,000	TX Dept. of Hsg. & Community Affairs (Pebble Brook Apartments)	5.600	12/01/2030	10/31/2011	A	55,028
62 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Texas Continued
$105,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875%	09/01/2022	04/18/2019	B	$66,329
100,000	TX GO (Water Financial Assistance)	5.250	08/01/2022	10/31/2011	A	100,344
50,000	TX GO (Water Financial Assistance)	5.750	08/01/2031	10/31/2011	A	50,188
100,000	TX Lower Colorado River Authority	5.500	05/15/2021	10/31/2011	A	100,362
3,415,000	TX Municipal Gas Acquisition & Supply Corp.	5.250	12/15/2023	12/15/2023		3,300,495
45,135,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	08/04/2023	B	47,231,972
2,360,000	TX SA Energy Acquisition Public Facility Corp. (Gas Supply)	5.500	08/01/2021	08/01/2021		2,453,574
25,000	TX Water Devel. Board	5.250	07/15/2015	10/31/2011	A	25,100
25,000	TX Water Devel. Board (State Revolving Fund)	5.375	07/15/2016	10/31/2011	A	25,102
60,000	Washington County, TX HFDC (Trinity Community Medical Center of Brenham/Trinity Care Center Obligated Group)	5.750	06/01/2024	07/12/2022	B	57,370
50,000	Ysleta, TX Independent School District	5.375	11/15/2024	11/15/2011	A	50,257

						246,590,301

U.S. Possessions—11.0%
1,000,000	Guam International Airport Authority	5.250	10/01/2022	10/31/2011	A	1,000,960
20,000	Guam International Airport Authority	5.375	10/01/2017	10/01/2013	A	20,739
1,020,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	11/23/2016	B	963,298
9,800,000	Puerto Rico Commonwealth GO	4.750	12/01/2015	12/01/2012	A	10,105,956
8,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2016	A	8,656,570
2,330,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	07/01/2016	A	2,361,548
5,685,000	Puerto Rico Commonwealth GO	5.250	07/01/2034	07/01/2034		5,658,337
3,355,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		3,718,279
1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		1,108,280
9,575,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		10,611,781
2,635,000	Puerto Rico Commonwealth GO	5.625	07/01/2032	07/01/2016	A	2,678,609
1,430,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	07/01/2016	A	1,450,664
1,125,000	Puerto Rico Commonwealth GO	6.000	07/01/2027	07/01/2018	A	1,190,351
51,665,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2016	A	54,245,150
10,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	07/01/2019	A	10,799,900
56,565,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2026	07/01/2015	A	57,726,845
13,025,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2028	07/01/2020	A	13,405,981
1,000,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	01/01/2012	A	1,005,330
2,015,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2013	A	2,112,385
63 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

U.S. Possessions Continued
$1,045,000	Puerto Rico Highway & Transportation Authority, Series N	5.500%	07/01/2021	07/01/2021		$1,129,258
6,720,000	Puerto Rico Highway & Transportation Authority, Series Y	6.250	07/01/2021	07/15/2020	B	7,823,155
75,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	10/31/2011	A	75,135
8,440,000	Puerto Rico Infrastructure	5.500	07/01/2020	07/01/2020		9,171,664
3,115,000	Puerto Rico Infrastructure	5.500	07/01/2021	07/01/2021		3,372,548
4,670,000	Puerto Rico Infrastructure	5.500	07/01/2022	07/01/2022		5,016,888
1,140,000	Puerto Rico Infrastructure	5.500	07/01/2023	07/01/2023		1,217,292
1,000,000	Puerto Rico Infrastructure	5.500	07/01/2027	07/01/2027		1,042,320
560,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	04/21/2013	B	552,121
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	12/01/2011	A	3,309,835
455,000	Puerto Rico ITEMECF (InterAmerican University)	5.000	10/01/2018	10/31/2011	A	455,564
160,000	Puerto Rico ITEMECF (University Plaza)	5.625	07/01/2014	01/01/2012	A	161,397
2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	08/01/2012	A	2,022,160
1,350,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		1,466,195
3,590,000	Puerto Rico Public Buildings Authority	6.000	07/01/2027	07/01/2018	A	3,827,155
500,000	Puerto Rico Public Buildings Authority	6.125	07/01/2023	07/01/2019	A	542,760
735,000	Puerto Rico Public Buildings Authority	6.250	07/01/2021	07/01/2021		831,542
5,220,000	Puerto Rico Public Buildings Authority	6.250	07/01/2022	07/01/2022		5,943,753
2,905,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	07/01/2019	A	3,176,734
1,000,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	07/01/2019	A	1,129,390
2,950,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2014	A	3,278,778
13,200,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	06/01/2014	A	14,407,272
70,000	Puerto Rico Public Finance Corp., Series A	6.000	08/01/2015	10/31/2011	A	70,114
37,400,000	Puerto Rico Public Finance Corp., Series A	6.500	08/01/2028	08/01/2016	A	39,714,686
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625	08/01/2030	02/01/2015	A	11,563,970
21,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	02/01/2014	A	21,989,310
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	08/01/2019	A	10,183,230
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	08/01/2020	A	40,219,900
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2016	A	1,022,180
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2016	A	2,563,519
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2016	A	1,818,157
500,000	V.I. Government Refinery Facilities (Hovensa Coker)	6.500	07/01/2021	01/01/2013	A	500,760
4,675,000	V.I. Public Finance Authority, Series A	6.375	10/01/2019	10/28/2011	A	4,684,257

						393,103,962
64 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Utah—0.4%
$3,950,000	Carbon County, UT Solid Waste Disposal (Allied Waste Industries)	7.450%	07/01/2017	10/31/2011	A	$3,999,375
1,081,000	Eagle Mountain, UT Special Assessment	6.250	05/01/2013	05/01/2012	A	1,089,302
310,000	Emery County, UT Environmental Improvement (Pacificorp)	6.150	09/01/2030	02/29/2012	A	310,025
950,000	Emery County, UT Pollution Control (Pacificorp)	5.625	11/01/2023	11/01/2011	A	951,815
525,000	Emery County, UT Pollution Control (Pacificorp)	5.650	11/01/2023	11/01/2011	A	525,767
30,000	Intermountain, UT Power Agency	5.000	07/01/2013	10/31/2011	A	30,114
5,485,000	Tooele County, UT Hazardous Waste Treatment (Union Pacific Corp.)	5.700	11/01/2026	04/28/2012	A	5,512,864
490,000	UT HFA (Single Family Mtg.)	6.125	01/01/2027	10/31/2011	A	490,515
5,000	UT University Campus Facilities System, Series A	6.750	10/01/2014	10/13/2011	A	5,014

						12,914,791

Vermont—0.1%
110,000	Burlington, VT Airport	5.600	07/01/2017	10/31/2011	A	110,153
120,000	Burlington, VT Airport, Series B	5.750	07/01/2017	10/31/2011	A	120,181
205,000	Burlington, VT COP	5.500	12/01/2016	10/31/2011	A	205,847
3,775,000	VT Educational & Health Buildings Financing Agency (Fletcher Allen Health Care)	6.000	12/01/2023	12/01/2011	A	3,775,378
40,000	VT HFA	5.400	02/15/2012	10/31/2011	A	40,140
15,000	VT HFA (Single Family)	5.500	11/01/2021	11/01/2011	A	15,155
20,000	VT HFA (Single Family), Series 11A	5.900	05/01/2019	11/01/2011	A	20,672

						4,287,526

Virginia—0.4%
265,000	Norfolk, VA EDA, Series B	5.625	11/01/2015	12/16/2013	B	233,881
100,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)	5.550	01/01/2031	01/01/2013	A	101,130
717,000	VA Gateway Community Devel. Authority	6.375	03/01/2030	01/24/2015	A	718,585
8,170,000	VA Hsg. Devel. Authority (Rental Hsg.)	5.550	01/01/2027	01/01/2012	A	8,185,115
4,705,000	VA Hsg. Devel. Authority, Series E	6.375	01/01/2036	07/01/2018	A	5,124,827
975,000	Watkins Centre, VA Community Devel. Authority	5.400	03/01/2020	09/11/2014	A	984,029

						15,347,567

Washington—3.7%
10,000	Bellingham, WA Hsg. Authority (Cascade Meadows)	5.200	11/01/2027	11/01/2011	A	10,005
740,000	Chelan County, WA Devel. Corp. (Alcoa)	5.850	12/01/2031	12/01/2011	A	740,067
15,000,000	Chelan County, WA Public Utility
	District No. 1 (Chelan Hydro)	6.050	07/01/2032	07/01/2013	A	15,477,750
65 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Washington Continued
$1,755,000	Clark County, WA Public Utility District No. 1	5.500%	01/01/2025	10/31/2011	A	$1,761,055
1,050,000	Kent, WA GO	5.375	12/01/2020	12/01/2011	A	1,058,274
25,000	King County, WA Hsg. Authority (Cascadian Apartments)	6.850	07/01/2024	01/01/2012	A	25,122
20,000	King County, WA Hsg. Authority (Fairwood Apartments)	5.900	12/01/2015	12/01/2011	A	20,058
160,000	King County, WA Hsg. Authority (Fairwood Apartments)	6.000	12/01/2025	12/01/2011	A	161,406
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	12/18/2023	B	8,727
300,000	Ocean Shores, WA GO	5.500	12/01/2019	06/01/2012	A	307,668
115,000	Pierce County, WA Hsg. Authority	5.800	12/01/2023	02/09/2021	B	98,005
20,000	Port Moses Lake, WA GO	5.750	12/01/2019	11/30/2011	A	20,001
5,000,000	Port of Seattle, WA Special Facility	6.000	09/01/2020	10/31/2011	A	5,007,600
145,000	Port of Seattle, WA Special Facility	6.000	09/01/2029	10/31/2011	A	145,071
47,110,000	Port of Seattle, WA Special Facility	6.250	09/01/2026	10/31/2011	A	47,154,755
245,000	Prosser, WA Water & Sewer	5.400	09/01/2012	10/31/2011	A	246,014
25,000	WA COP (Dept. of General Administration)	5.500	10/01/2013	10/31/2011	A	25,105
20,000	WA COP (Dept. of General Administration)	5.600	10/01/2015	10/31/2011	A	20,063
30,000	WA COP (Dept. of General Administration)	5.600	10/01/2016	10/31/2011	A	30,086
1,755,000	WA EDFA (Lindal Cedar Homes)	5.800	11/01/2017	11/01/2011	A	1,759,370
75,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)	5.300	08/15/2014	10/31/2011	A	75,152
145,000	WA Health Care Facilities Authority (Harrison Memorial Hospital)	5.400	08/15/2023	10/31/2011	A	145,065
10,000	WA Health Care Facilities Authority (Swedish Health Services)	5.250	11/15/2026	11/15/2011	A	10,003
10,000,000	WA Health Care Facilities Authority (Swedish Health Services)	6.500	11/15/2027	11/15/2015	A	10,615,200
5,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)	5.375	12/01/2014	06/25/2013	B	4,989
290,000	WA HFC	5.000	06/01/2021	03/01/2012	A	294,686
27,285,000	WA Tobacco Settlement Authority (TASC)	6.500	06/01/2026	06/01/2013	A	27,651,165
20,030,000	WA Tobacco Settlement Authority (TASC)	6.625	06/01/2032	06/01/2013	A	20,236,509

						133,108,971

West Virginia—0.7%
25,650,000	Mason County, WV Pollution Control (Appalachian Power Company)	6.050	12/01/2024	12/01/2011	A	25,787,228
100,000	WV Hospital Finance Authority (Charleston Area Medical Center)	5.500	09/01/2028	09/01/2014	A	101,135
55,000	WV Water Devel. Authority	5.625	07/01/2030	07/01/2012	A	55,306
66 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

West Virginia Continued
$50,000	WV Water Devel. Authority	6.250%	07/01/2030	10/31/2011	A	$50,304
75,000	WV West Liberty State College, Series A	6.000	06/01/2023	06/01/2013	A	77,652

						26,071,625

Wisconsin—2.0%
370,000	Janesville, WI Industrial Devel. (Paramount Communications)	7.000	10/15/2017	10/31/2011	A	370,688
240,000	Madison, WI Industrial Devel. (Madison Gas & Electric Company)	5.875	10/01/2034	04/01/2012	A	241,308
16,000,000	Marshfield, WI Electric	5.500	12/01/2030	12/01/2020	A	17,767,840
5,270,000	WI H&EFA (AHCM/AHC/AMG Obligated Group)	6.400	04/15/2033	04/15/2013	A	5,394,899
480,000	WI H&EFA (Aurora Health Care)	5.600	02/15/2029	10/31/2011	A	480,168
12,650,000	WI H&EFA (Aurora Health Care/Aurora Medical Group/ Aurora Health Care Metro Obligated Group)	6.500	04/15/2033	04/15/2013	A	12,951,450
150,000	WI H&EFA (Beloit College)	5.250	06/01/2025	06/01/2020	A	154,196
3,085,000	WI H&EFA (Beloit College)	5.750	06/01/2021	06/01/2015	A	3,246,932
345,000	WI H&EFA (Divine Savior Healthcare)	5.400	06/01/2014	10/31/2011	A	345,656
100,000	WI H&EFA (Lawrence University of Wisconsin)	5.125	10/15/2018	10/31/2011	A	100,121
3,075,000	WI H&EFA (Marshfield Clinic)	5.625	02/15/2017	10/31/2011	A	3,080,074
185,000	WI H&EFA (Marshfield Clinic)	5.750	02/15/2027	11/30/2011	A	185,039
200,000	WI H&EFA (Marshfield Clinic)	6.250	02/15/2018	10/31/2011	A	200,364
260,000	WI H&EFA (Marshfield Clinic)	6.250	02/15/2029	10/31/2011	A	260,125
11,545,000	WI H&EFA (Medical College of Wisconsin)	5.500	12/01/2026	12/01/2015	A	12,038,895
130,000	WI H&EFA (MHSC/MAstdC/MA Obligated Group)	5.375	08/15/2019	10/31/2011	A	130,159
25,000	WI H&EFA (MHSC/MAstdC/MA Obligated Group)	5.500	08/15/2025	10/31/2011	A	25,015
50,000	WI H&EFA (Monroe Clinic)	5.375	02/15/2022	10/31/2011	A	50,059
5,000,000	WI H&EFA (Wheaton Franciscan Services)	5.250	08/15/2025	08/20/2023	B	4,919,450
9,715,000	WI H&EFA (Wheaton Franciscan Services/Wheaton Franciscan Medical Group Obligated Group)	5.250	08/15/2025	08/15/2025		9,558,491
1,000,000	WI H&EFA (Wheaton Franciscan Services/Wheaton Franciscan Medical Group Obligated Group)	5.250	08/15/2026	08/15/2026		973,270
50,000	WI Hsg. & EDA (Home Ownership), Series C	6.000	09/01/2036	09/01/2015	A	52,142
5,000	WI Hsg. & EDA, Series B	5.300	11/01/2018	10/31/2011	A	5,005

						72,531,346
67 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

				Effective
Principal				Maturity
Amount		Coupon	Maturity	(Unaudited)*		Value

Wyoming—0.0%
$515,000	Lincoln County, WY Pollution Control
	(PacifiCorp)	5.625%	11/01/2021	11/01/2011	A	$515,731

Total Municipal Bonds and Notes (Cost $3,542,033,172)						3,570,172,795
Corporate Bonds and Notes—0.0%
11,132	Delta Air Lines, Inc., Sr. Unsec. Nts.[6]
	(Cost $11,021)	8.000	12/01/2015	—		10,756
Total Investments, at Value (Cost $3,542,044,193)—100.3%						3,570,183,551
Liabilities in Excess of Other Assets—(0.3)						(9,298,056)

Net Assets—100.0%						$3,560,885,495

Footnotes to Statement of Investments
*  Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.
A.   Optional call date; corresponds to the most conservative yield calculation.
B.   Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.
C.   Date of mandatory put.
1.   Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.
2.   Zero coupon bond reflects effective yield on the date of purchase.
3.   This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
4.   Represents the current interest rate for a variable or increasing rate security.
5.   Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,869,600 or 0.31% of the Fund’s net assets as of September 30, 2011.
6.   Received as a result of a corporate action.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
68 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$68,520,720	$—	$68,520,720
Alaska	—	16,512,522	—	16,512,522
Arizona	—	91,250,698	—	91,250,698
Arkansas	—	1,350,852	—	1,350,852
California	—	366,841,140	—	366,841,140
Colorado	—	11,937,271	—	11,937,271
Connecticut	—	17,227,733	—	17,227,733
District of Columbia	—	44,919,140	—	44,919,140
Florida	—	178,719,178	—	178,719,178
Georgia	—	79,680,745	—	79,680,745
Hawaii	—	70,152,994	—	70,152,994
Idaho	—	3,238,205	—	3,238,205
Illinois	—	420,138,151	—	420,138,151
Indiana	—	37,702,216	—	37,702,216
Iowa	—	2,886,711	—	2,886,711
Kansas	—	17,628,243	—	17,628,243
Kentucky	—	31,124,632	1	31,124,633
Louisiana	—	133,474,460	—	133,474,460
Maine	—	418,166	20	418,186
Maryland	—	11,621,394	—	11,621,394
Massachusetts	—	28,638,453	32,750	28,671,203
Michigan	—	72,057,792	—	72,057,792
Minnesota	—	61,810,913	—	61,810,913
Mississippi	—	14,839,867	—	14,839,867
Missouri	—	37,838,667	—	37,838,667
Montana	—	6,269,980	—	6,269,980
Multi States	—	23,589,890	—	23,589,890
Nebraska	—	929,483	—	929,483
Nevada	—	8,013,206	—	8,013,206
New Hampshire	—	31,125,483	—	31,125,483
New Jersey	—	157,783,155	—	157,783,155
New Mexico	—	963,465	—	963,465
New York	—	77,450,895	—	77,450,895
North Carolina	—	13,149,028	—	13,149,028
North Dakota	—	186,548	—	186,548
Ohio	—	153,927,834	—	153,927,834
Oklahoma	—	2,006,305	—	2,006,305
Oregon	—	1,594,403	—	1,594,403
Pennsylvania	—	206,670,775	—	206,670,775
Rhode Island	—	65,856,574	—	65,856,574
South Carolina	—	40,165,087	—	40,165,087
69 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
South Dakota	$—	$23,617,324	$—	$23,617,324
Tennessee	—	31,837,906	—	31,837,906
Texas	—	246,590,301	—	246,590,301
U.S. Possessions	—	393,103,962	—	393,103,962
Utah	—	12,914,791	—	12,914,791
Vermont	—	4,287,526	—	4,287,526
Virginia	—	15,347,567	—	15,347,567
Washington	—	133,108,971	—	133,108,971
West Virginia	—	26,071,625	—	26,071,625
Wisconsin	—	72,531,346	—	72,531,346
Wyoming	—	515,731	—	515,731
Corporate Bonds and Notes	—	10,756	—	10,756

Total Assets	$—	$3,570,150,780	$32,771	$3,570,183,551

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
	Value as of	Realized	unrealized	Net	Value as of
	September 30,	gain	appreciation/	purchases	September 30,
	2010	(loss)	depreciation	(sales)	2011

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Kentucky	$1	$717	$1,529	$(2,246)	$1
Maine	—	—	—	20	20
Massachusetts	37,105	—	(4,355)	—	32,750
Texas	5,183,973	(506,441)	12,661,027	(17,338,559)	—

Total Assets	$5,221,079	$(505,724)	$12,658,201	$(17,340,785)	$32,771

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at September 30, 2011 includes:

Change in unrealized
appreciation/
depreciation

Municipal Bonds and Notes:
Kentucky	$1,529
Massachusetts	(4,355)

Total	$(2,826)

70 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services	ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
AHC	Aurora Health Center
AHCM	Aurora Health Care Metro	JFK	John Fitzgerald Kennedy
AMG	Aurora Medical Group	JHF	Jewish Hospital Foundation
AUS	Allegheny United Hospital	JHHS	Jewish Hospital Healthcare Services
BLMC	Bethesda Lutheran Medical Center	JHP	JH Properties
CDA	Communities Devel. Authority	KGC	Kuakini Geriatric Care
CHFTEH	Catholic Housing for the Elderly & Handicapped	KHS	Kuakini Health System
		KMC	Kuakini Medical Center
CHHC	Community Health & Home Care	KSS	Kuakini Support Services
COP	Certificates of Participation	MA	Mercy Alliance
CSAHS	The Sisters of Charity of St. Augustine Health System	MAstdC	Mercy Assisted Care
		MCP	Medical College Of Pennsylvania
CVH	Central Vermont Hospital	MHF	Miriam Hospital Foundation
DHC	Dartmouth-Hitchcock Clinic	MHMH	Mary Hitchcock Memorial Hospital
DKH	Day Kimball Hospital	MHSC	Mercy Health System Corp.
DRH	D.R. Hospital	MTA	Metropolitan Transportation Authority
DRIVERs	Derivative Inverse Tax Exempt Receipts	NSU	Northeastern State University
EDA	Economic Devel. Authority	NY/NJ	New York/New Jersey
EDC	Economic Devel. Corp.	NYC	New York City
EDFA	Economic Devel. Finance Authority	OHP	Oakwood Health Promotions
EF&CD	Environmental Facilities and Community Devel.	OHS	Oakwood Healthcare System
		OUH	Oakwood United Hospitals
EMH	Elmhurst Memorial Hospital	PA/NJ	Pennsylvania/New Jersey
EMHC	Elmhurst Memorial Healthcare	RCF	Rush-Copley Foundation
EMHH	Elmhurst Memorial Home Health	RCMC	Rush-Copley Medical Center
EPA	Environmental Protection Agency	RIH	Rhode Island Hospital
FHA	Federal Housing Agency/Authority	RIHF	Rhode Island Hospital Foundation
FHS	Freeman Health System	ROLS	Residual Option Longs
FRS	Family Rehabilitation Services (Hancock Manor)	RUMC	Rush University Medical Center
		Res Rec	Resource Recovery Facility
GHS	Gaston Health Services	SANC	St. Anne’s Nursing Center
GO	General Obligation	SCIC	Scottsdale Captive Insurance Company
H&EFA	Health and Educational Facilities Authority	SHC	Scottsdale Healthcare Corp.
		SHH	Scottsdale Healthcare Hospitals
H&HEFA	Hospitals and Higher Education	SHRC	Scottsdale Healthcare Realty Corp.
	Facilities Authority	SJR	St. Joseph Residence
HDC	Housing Devel. Corp.	SJRNC	St. Johns Rehabilitation and Nursing Center
HE&HF	Higher Educational and Housing Facilities	SLHOKC	St. Luke’s Hospital of Kansas City
HE&HFA	Higher Education and Health Facilities Authority	SLHS	St. Luke’s Health System
		TASC	Tobacco Settlement Asset-Backed Bonds
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital	TC	Travis Corp. (People Care)
HFA	Housing Finance Agency	TMH	The Miriam Hospital
HFC	Housing Finance Corp.	UHHS	University Hospitals Health System
HFDC	Health Facilities Devel. Corp.	UMSA	Unincorporated Municipal Service Area
HNE	Healthnet of New England	V.I.	United States Virgin Islands
HSJH	HealthEast St. Joseph’s Hospital	VC	VinFen Corp.
HUHS	Hahnemann University Hospital System	VCS	VinFen Clinical Services
		VMNRC	Villa Marina Nursing & Rehabilitation Center
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
See accompanying Notes to Financial Statements.
71 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2011

Assets
Investments, at value (cost $3,542,044,193)—see accompanying statement of investments	$3,570,183,551
Cash	13,984,614
Receivables and other assets:
Interest	62,536,743
Investments sold	29,854,133
Shares of beneficial interest sold	21,535,878
Other	505,150

Total assets	3,698,600,069

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	117,520,000
Investments purchased	9,892,757
Shares of beneficial interest redeemed	7,349,795
Dividends	1,534,277
Distribution and service plan fees	671,190
Transfer and shareholder servicing agent fees	165,876
Shareholder communications	103,580
Trustees’ compensation	51,486
Other	425,613

Total liabilities	137,714,574

Net Assets	$3,560,885,495

Composition of Net Assets
Par value of shares of beneficial interest	$245,771
Additional paid-in capital	3,652,995,884
Accumulated net investment income	15,791,263
Accumulated net realized loss on investments	(136,286,781)
Net unrealized appreciation on investments	28,139,358

Net Assets	$3,560,885,495

72 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,388,951,080 and 164,692,646 shares of beneficial interest outstanding)	$14.51
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$15.04
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,137,509 and 2,769,800 shares of beneficial interest outstanding)	$14.49
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,015,909,424 and 70,318,434 shares of beneficial interest outstanding)	$14.45
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $115,887,482 and 7,990,257 shares of beneficial interest outstanding)	$14.50
See accompanying Notes to Financial Statements.
73 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2011

Investment Income
Interest	$188,577,121
Other income	1,485

Total investment income	188,578,606
Expenses
Management fees	13,291,907
Distribution and service plan fees:
Class A	5,386,256
Class B	406,669
Class C	9,580,289
Transfer and shareholder servicing agent fees:
Class A	1,203,195
Class B	56,980
Class C	592,271
Class Y	19,219
Shareholder communications:
Class A	112,855
Class B	6,396
Class C	58,060
Class Y	1,999
Borrowing fees	2,194,201
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,315,624
Interest expense on borrowings	114,197
Trustees’ compensation	49,670
Custodian fees and expenses	31,100
Accounting service fees	12,000
Administration service fees	1,500
Other	576,904

Total expenses	35,011,292
Net Investment Income	153,567,314
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(62,992,672)
Net change in unrealized appreciation/depreciation on investments	21,740,547
Net Increase in Net Assets Resulting from Operations	$112,315,189

See accompanying Notes to Financial Statements.
74 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2011	2010

Operations
Net investment income	$153,567,314	$124,720,839
Net realized loss	(62,992,672)	(9,755,036)
Net change in unrealized appreciation/depreciation	21,740,547	39,341,742

Net increase in net assets resulting from operations	112,315,189	154,307,545

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(112,054,067)	(88,917,324)
Class B	(1,706,786)	(1,763,709)
Class C	(41,231,473)	(32,670,389)
Class Y	(2,233,671)	—

	(157,225,997)	(123,351,422)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	160,488,846	764,612,600
Class B	(4,295,789)	381,928
Class C	68,239,840	352,158,427
Class Y	113,235,962	—

	337,668,859	1,117,152,955

Net Assets
Total increase	292,758,051	1,148,109,078
Beginning of period	3,268,127,444	2,120,018,366

End of period (including accumulated net investment income of $15,791,263 and $20,871,335, respectively)	$3,560,885,495	$3,268,127,444

See accompanying Notes to Financial Statements.
75 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CASH FLOWS For the Year Ended September 30, 2011

Cash Flows from Operating Activities

Net increase in net assets from operations	$112,315,189

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(928,660,615)
Proceeds from disposition of investment securities	486,257,808
Short-term investment securities, net	172,215,084
Premium amortization	15,176,775
Discount accretion	(3,822,107)
Net realized loss on investments	62,992,672
Net change in unrealized appreciation/depreciation on investments	(21,740,547)
Change in assets:
Increase in other assets	(343,059)
Increase in interest receivable	(4,992,749)
Increase in receivable for securities sold	(7,899,089)
Change in liabilities:
Decrease in other liabilities	(980,045)
Decrease in payable for securities purchased	(28,422,991)

Net cash used in operating activities	(147,903,674)
Cash Flows from Financing Activities
Proceeds from bank borrowings	720,500,000
Payments on bank borrowings	(777,500,000)
Proceeds from short-term floating rate notes issued	34,105,000
Proceeds from shares sold	1,513,775,132
Payments on shares redeemed	(1,283,890,754)
Cash distributions paid	(45,625,860)

Net cash provided by financing activities	161,363,518

Net increase in cash	13,459,844

Cash, beginning balance	524,770

Cash, ending balance	$13,984,614

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $113,331,458.
Cash paid for interest on bank borrowings—$137,274.
Cash paid for interest on short-term floating rate notes issued—$1,315,624.
See accompanying Notes to Financial Statements.
76 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.68	$14.55	$14.11	$15.53	$15.91

Income (loss) from investment operations:
Net investment income[1]	.71	.74	.76	.74	.69
Net realized and unrealized gain (loss)	(.15)	.12	.38	(1.47)	(.39)

Total from investment operations	.56	.86	1.14	(.73)	.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.73)	(.73)	(.70)	(.69)	(.68)

Net asset value, end of period	$14.51	$14.68	$14.55	$14.11	$15.53

Total Return, at Net Asset Value[2]	3.99%	6.10%	8.64%	(4.86)%	1.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,388,951	$2,261,442	$1,475,689	$1,252,931	$1,239,709

Average net assets (in thousands)	$2,222,345	$1,764,368	$1,234,400	$1,259,577	$1,272,585

Ratios to average net assets:[3]
Net investment income	4.94%	5.10%	5.60%	4.93%	4.36%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.73%	0.76%	0.75%	0.85%
Interest and fees from borrowings	0.07%	0.09%	0.25%	0.18%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.04%	0.15%	0.22%	0.28%

Total expenses	0.84%	0.86%	1.16%	1.15%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.83%	1.13%	1.14%	1.18%

Portfolio turnover rate	21%	20%	28%	49%	16%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
77 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.67	$14.54	$14.10	$15.51	$15.90

Income (loss) from investment operations:
Net investment income[1]	.58	.62	.64	.62	.57
Net realized and unrealized gain (loss)	(.15)	.12	.39	(1.46)	(.41)

Total from investment operations	.43	.74	1.03	(.84)	.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.61)	(.59)	(.57)	(.55)

Net asset value, end of period	$14.49	$14.67	$14.54	$14.10	$15.51

Total Return, at Net Asset Value[2]	3.04%	5.21%	7.75%	(5.56)%	1.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,138	$45,125	$44,364	$58,024	$76,085

Average net assets (in thousands)	$40,653	$42,185	$46,208	$67,746	$85,328

Ratios to average net assets:[3]
Net investment income	4.08%	4.28%	4.78%	4.14%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.58%	1.59%	1.59%	1.55%	1.63%
Interest and fees from borrowings	0.07%	0.09%	0.25%	0.18%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.04%	0.15%	0.22%	0.28%

Total expenses	1.69%	1.72%	1.99%	1.95%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.69%	1.96%	1.94%	1.96%

Portfolio turnover rate	21%	20%	28%	49%	16%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
78 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Class C Year Ended September 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.63	$14.50	$14.06	$15.48	$15.86

Income (loss) from investment operations:
Net investment income[1]	.59	.63	.65	.63	.57
Net realized and unrealized gain (loss)	(.15)	.12	.39	(1.47)	(.39)

Total from investment operations	.44	.75	1.04	(.84)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.62)	(.60)	(.58)	(.56)

Net asset value, end of period	$14.45	$14.63	$14.50	$14.06	$15.48

Total Return, at Net Asset Value[2]	3.15%	5.33%	7.85%	(5.60)%	1.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,015,909	$961,560	$599,965	$510,713	$529,974

Average net assets (in thousands)	$958,181	$760,222	$496,015	$529,924	$551,823

Ratios to average net assets:[3]
Net investment income	4.17%	4.34%	4.84%	4.18%	3.62%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.50%	1.49%	1.52%	1.51%	1.60%
Interest and fees from borrowings	0.07%	0.09%	0.25%	0.18%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.04%	0.15%	0.22%	0.28%

Total expenses	1.61%	1.62%	1.92%	1.91%	1.93%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.59%	1.89%	1.90%	1.93%
Portfolio turnover rate	21%	20%	28%	49%	16%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
79 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.00

Income (loss) from investment operations:
Net investment income[2]	.47
Net realized and unrealized gain	.53

Total from investment operations	1.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)

Net asset value, end of period	$14.50

Total Return, at Net Asset Value[3]	7.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,887
Average net assets (in thousands)	$64,932
Ratios to average net assets:[4]
Net investment income	5.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.48%
Interest and fees from borrowings	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%

Total expenses	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%

Portfolio turnover rate	21%

1.	For the period from January 31, 2011 (inception of offering) to September 30, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
80 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited Term Municipal Fund (the “Fund”) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income tax. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on January 31, 2011.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is
81 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of September 30, 2011, the Manager determined the fair valuation of a municipal bond, which does not trade in the market, based on an internally developed cash flow model. The Manager determined the fair valuation of certain municipal bonds based on the residual value of final future payments received from an independent pricing service. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
82 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $117,520,000 as of September 30, 2011, which represents 3.18% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At September 30, 2011, municipal bond holdings with a value of $226,998,052 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $117,520,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has
83 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At September 30, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$12,035,000	AZ Health Facilities Authority ROLs[3]	16.247%	1/1/30	$12,766,487
25,000,000	CA Health Facilities Financing Authority[3]	10.930	11/15/31	29,456,500
16,485,000	Chicago, IL Board of Education ROLs[3]	9.954	12/1/24	18,391,325
5,050,000	Chicago, IL O’Hare International Airport ROLs[3]	10.383	1/1/16	5,132,113
7,425,000	GA George L. Smith II World Congress Center Authority ROLs[3]	14.564	7/1/20	7,457,299
17,500,000	Montgomery County, PA IDA ROLs[3]	10.900	8/1/30	22,973,300
5,735,000	RI Student Loan Authority[3]	11.282	12/1/23	5,749,968
4,290,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.826	12/1/38	4,843,753
2,300,000	Sedgwick & Shawnee Counties, KS Hsg.
	(Single Family Mtg.) DRIVERS	15.998	6/1/39	2,707,307

				$109,478,052

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $108,625,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2011 is as follows:

Cost	$5,653,876
Market Value	$3,038,558
Market Value as a % of Net Assets	0.09%
84 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed		Other Investments
Net Investment	Long-Term	Accumulated Loss	for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes
$17,065,449	$—	$135,601,145	$27,453,721

1.	As of September 30, 2011, the Fund had $69,955,293 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2011, details of the capital loss carryforwards were as follows:

Expiring

2012	$662,053
2015	70,040
2016	2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227

Total	$69,955,293

2.	As of September 30, 2011, the Fund had $65,645,852 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended September 30, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions,
85 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Reduction	Net Investment	Net Realized Loss
to Paid-in Capital	Income	on Investments

$66,729	$1,421,389	$1,488,118
The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010

Distributions paid from:
Exempt-interest dividends	$156,393,379	$122,757,558
Ordinary income	832,618	593,864

Total	$157,225,997	$123,351,422

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,421,601,942	[1]

Gross unrealized appreciation	$75,277,423
Gross unrealized depreciation	(47,823,702)

Net unrealized appreciation	$27,453,721

1.	The Federal tax cost of securities does not include cost of $121,127,888, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
86 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
87 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011[1]		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	73,081,820	$1,047,697,237	78,826,765	$1,144,560,316
Dividends and/or distributions
reinvested	5,759,792	82,321,991	4,238,110	61,525,069
Redeemed	(68,145,892)	(969,530,382)	(30,466,087)	(441,472,785)

Net increase	10,695,720	$160,488,846	52,598,788	$764,612,600

Class B
Sold	876,069	$12,556,620	1,240,939	$17,999,668
Dividends and/or distributions
reinvested	91,147	1,301,058	81,157	1,176,375
Redeemed	(1,273,155)	(18,153,467)	(1,297,350)	(18,794,115)

Net increase (decrease)	(305,939)	$(4,295,789)	24,746	$381,928

Class C
Sold	22,704,901	$324,766,279	32,029,320	$463,106,268
Dividends and/or distributions
reinvested	1,936,631	27,569,603	1,340,411	19,389,009
Redeemed	(20,050,766)	(284,096,042)	(9,014,670)	(130,336,850)

Net increase	4,590,766	$68,239,840	24,355,061	$352,158,427

Class Y
Sold	8,736,811	$123,912,237	—	$—
Dividends and/or distributions
reinvested	148,812	2,138,806	—	—
Redeemed	(895,366)	(12,815,081)	—	—

Net increase	7,990,257	$113,235,962	—	$—

1.    For the year ended September 30, 2011, for Class A, B and C shares, and for the period from January 31, 2011 (inception of offering) to September 30, 2011 for Class Y Shares.
88 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$928,660,615	$486,257,808
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $4.5 billion	0.400
Over $5 billion	0.390
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2011, the Fund paid $1,841,914 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A
89 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2011 were as follows:

Class C	$18,015,706
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

September 30, 2011	$880,392	$200,581	$59,495	$291,470
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings.
90 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1818% as of September 30, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2011 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
Details of the borrowings for the year ended September 30, 2011 are as follows:

Average Daily Loan Balance	$47,791,781
Average Daily Interest Rate	0.240%
Fees Paid	$2,210,215
Interest Paid	$137,274
As of September 30, 2011, the Fund had no such borrowings outstanding.
91 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counter-party may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended September 30, 2011.
92 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages,
93 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
94 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited Term Municipal Fund, a series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Limited Term Municipal Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited Term Municipal Fund as of September 30, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 18, 2011
95 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

CREDIT ALLOCATION Unaudited
This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.
     The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.
     The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.
     The credit allocations below are as of September 30, 2011 and are subject to change. The percentages are based on total assets and the market value of the Fund’s securities as of September 30, 2011 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

		Unrated by
		a NRSRO;
		Internally Rated by
	NRSRO-Rated	the Manager	Total

AAA	2.3%	0.0%	2.3%
AA	16.2	0.0	16.2
A	33.2	0.2	33.4
BBB	36.9	4.0	40.9
BB or lower	5.8	1.4	7.2

Total	94.4%	5.6%	100.0%
96 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2011 are eligible for the corporate dividend-received deduction. 99.47% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
97 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
98 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles S. Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short-intermediate municipal debt funds. The Board noted that the Fund’s one-year and ten-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short-intermediate municipal debt, short municipal debt, and intermediate municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its peer group median and average although its total expenses were lower than its peer group median and higher than its peer group average.
99 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
100 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
101 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2009) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regu- latory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2009) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (invest- ment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment manage- ment subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974- 1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute
102 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Continued	(trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 72	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 port- folios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regu- latory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, account- ing, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
103 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environ- mental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and produc- tion company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004- October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005- March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003- November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and
104 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 47	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy Willis, Vice President (since 2005) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-July 2009). Research analyst of the Manager (June 2003- September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006- December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, nc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard
105 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Arthur S. Gabinet, Continued	Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company sub- sidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
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OPPENHEIMER LIMITED TERM MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
107 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources: Applications or other forms
●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
108 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol. We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
109 | OPPENHEIMER LIMITED TERM MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $45,200 in fiscal 2011 and $45,200 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2011 and no such fees in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $153,900 in fiscal 2011 and $400,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,600 in fiscal 2011 and $4,224 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $161,119 in fiscal 2011 and $405,124 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)Exhibits attached hereto.
(3)Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/9/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/9/2011